U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2  (Amendment #2)

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

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Champion Investments, Inc.

(Exact name of Registrant as specified in charter)

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5850 San Felipe, Suite 111
Houston, TX 77057

(Address of Principal Executive Offices)

(832) 369-1016

(Registrants’ telephone number, including Area Code)

Steven C. Morgan
Chief Executive Officer and Chairman of the Board
5850 San Felipe, Suite 111, Houston, Texas 77057

(Name and address of agent for service)

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COPIES TO:

Daniel R. Kirshbaum, Esq.
4900 Woodway Drive, Suite 600
Houston, Texas 77056
(832) 617-5683

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Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):

[ ]  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Common Stock, $0.01 par value per share	50,000,000	$0.10	$5,000,000	$644.00

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(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion dated May 13, 2015

PRELIMINARY PROSPECTUS

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SHARES

5,000,000

Common Stock

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Champion Investments, Inc. (the “Company”) is an internally managed non-diversified closed-end management investment corporation that intends to elect to be regulated as a Business Development Company (a “BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). We offer customized financing to business owners, management teams and financial sponsors for recapitalizations, strategic acquisitions, business expansion and other growth initiatives. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

We are offering $5,000,000 in Common Stock in the amount of 50,000,000 Shares, which we refer to as the “Common Stock.” We intend to register the Offered Shares and list them on the OTC Markets Pink Sheets, along with the existing publicly traded shares of Champion Investments, and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “CHAM.”

Currently, there is limited volume in the public market for the Offered Shares and there can be no assurance that one will develop. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

This is a public offering of our shares of Common Stock. All of the shares of Common Stock offered by this prospectus are being sold by us, unless we retain the services of an underwriter prior to the effective date of this Registration Statement.

An investment in our Common Stock is subject to significant risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 12 to read about factors you should consider, including the risk of leverage, before investing in our Common Stock.

We are an "emerging growth company" under the Jumpstart Our Business Act of 2012, as amended, and will be subject to reduced public company reporting requirements.

This prospectus contains important information about us that a prospective investor should know before investing in the Offered Shares. Please read this prospectus before investing and keep it for future reference. We intend to file annual, quarterly and current reports and other information about us with the Securities and Exchange Commission (“SEC”). This information will be available free of charge by contacting us by mail at 5850 San Felipe, Suite 111, Houston, TX 77057, by telephone at (832) 369-1016 or on our website at http://www.championinvestments.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

	Per Share	Total
Public offering price	$.10	$5,000,000
Underwriting discount (sales load)	$.005	$250,000
Proceeds to us before expenses 1	$.095	$4,750,000

(1) The Company intends to self-distribute part or all of this Offering, in which case it will not incur any Underwriting discount or Sales load. However, the Company may retain one or more registered entities or individuals to act as placement agents, brokers or intermediaries (individually and collectively referred to herein as the "Placement Agent") to assist the Company with the sale of the Shares under this Offering. In that event we estimate that we may incur total offering expenses of approximately $ 270,000 (including sales load estimated at $250,000) or approximately $.005 per share, in connection with this offering.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is May 13, 2015.

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.

Through and including June 7, 2015 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

Except where the context suggests otherwise:

•	“we,” “us,” “our” and “Champion Investments” refer to Champion Investments Inc.

Unless otherwise indicated, all information included in this prospectus regarding our expected initial portfolio is as of May 13, 2015. To the extent any unfunded obligation described herein is funded following such date, there will be changes to the fair value of such investment and the aggregate fair value of our expected initial portfolio.

OVERVIEW

We are an internally managed non-diversified closed-end management investment company that intends to elect to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We offer customized financing to business owners, management teams and financial sponsors for recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

We will invest primarily utilizing convertible debt notes, as well as senior loans and equity securities issued by smaller and lower middle-market companies. We target companies in a diverse range of industries with a focus on the technology, life sciences and consumer sectors, in which we believe we have particular expertise, due to the fact that our CEO Steven Morgan and Vice President, Dr. Kerri Parsons, have a combined twenty five plus years of experience working with over 50 early-stage companies in these industry sectors, providing management expertise including preparation of business plans, financial models, hiring of key management personnel and other advisory services. These companies, in our opinion, typically will have sufficient cash flow to cover debt service and tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive return profile, while protecting principal and increasing the likelihood of repayment.

Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We believe our focus on senior convertible notes will enable us to receive higher returns and more substantial equity participation, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. We intend to target investments that mature in one to three years from our investment.

We typically will not target our loan commitments towards traditional asset-based loans, which are the domain of the banking industry. However, we will attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. We believe that this strategy may allow us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans.

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CORPORATE HISTORY

In 2009, ECO Green Team Incorporated, the predecessor corporation to Champion Investments Inc., completed an agreement whereby the control, share structure and business model would change under the direction and control of the current management of Champion Investments. The results of this restructuring have been dramatic, including the settlement of an SEC investigation from the Year 2008, elimination of $6 million in liabilities and all lawsuits and liens, the redemption and retirement of 1.8 billion stock options and 50 million shares of preferred stock. In addition, a new business model has been implemented, new management has joined the Company and the overall financial structure of the Company has been greatly stabilized.

Highlights

Highlights of Company accomplishments from 2009-2014 are the following:

•	2009- The Company began its restructuring phase and conducts negotiation settlements with all lien holders, outstanding vendor and employee liabilities and property owner lawsuit.

•	2010- The Company conducted its forensic accounting for calendar years 2005-2010 for the Securities and Exchange Commission and filed all past tax returns from 2005-2010.

•	2011- The Company successfully concluded the investigation against its predecessor corporation with the Securities and Exchange Commission resulting in a recommendation of no enforcement action.

•	2012- The Company finalized 24 settlements in common stock in lieu of cash with all lien holders, vendors, employees, contractors and property owner, thereby eliminating approximately $6 million in liabilities. The Company’s name change to Champion Investments, Inc. and stock symbol (OTC Pink: CHAM) was posted on FINRA’s Daily List on June 29, 2012.

•	2013- The Company completed its restructuring, recruited new corporate officers, implemented its new business model and finalized two Micro-Investments.

•	2014 - The Company has completed audited financial statements for calendar years 2012 and 2013 and filed all current tax returns and elected two outside independent Board of Directors and hired a Chief Financial/Compliance Officer.

•	2015 - The Company has completed audited financial statements for calendar years 2013 and 2014.

Since its inception in June, 2009, Champion Investments, Inc. has had an increase of 10% or more of outstanding securities due to the issuance of common stock under the terms and conditions of its agreement with ECO Green Team Incorporated and the previous management regarding the satisfaction of identified outstanding payables, leases, liens, contracts, wages, commissions, expenses and other liabilities through the payment and issuances of common stock to satisfy these liabilities. Champion Investments, Inc. has not been involved in any past, pending or anticipated stock split, stock dividend, merger, acquisition or spin-off. Champion Investments has been involved in the recapitalization and reorganization of its predecessor, ECO Green Team Incorporated under the terms and conditions of an agreement dated March 17, 2009 between ECO Green Team Incorporated and AmeriFinancial, which is the majority shareholder of Champion Investments, Inc.

Prior to both Champion Investments, Inc. and ECO Green Team Incorporated, the predecessor corporation to Eco Green Team, namely Produce Safety & Security International, Inc., had been placed under an SEC investigation for possible violations and past practices of the former CEO, William Karney of Produce Safety & Security International, Inc. Over the course of 13 months, Champion Investments, Inc. supplied a breakdown of all expenses and a breakdown of all bank statements with check numbers and amounts to the SEC. On May 2, 2011, Champion Investments received a letter from the Assistant Director of the SEC informing Champion Investments that the SEC had completed their investigation into Produce Safety & Security International, Inc. and were not intending “to recommend any enforcement action” by the Commission.

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Over the past eighteen months, we have added one new individual to the management team of Champion Investments. That individual is Desmonde Cowdery in the position of Chief Financial/Compliance and Chief Compliance Officer. We have also added two new outside independent Board of Directors on behalf of the Company. They are Robert Hill and Marion Wright. Backgrounds for these individuals can be found under “Management”.

PORTFOLIO

In the fourth quarter of 2013, Champion Investments began reviewing investments for its investment portfolio. As of March 31, 2015, the investments in the portfolio were comprised of two equity investments - Active Faith, Inc. (“AFS”) and Thru Pharma LLC DBA pharmaCline® (“ TP”). These two investments were acquired from AmeriFinancial for common stock in Champion Investments. The Company also invested in a debt instrument in September 2014.

AmeriFinancial, LLC, which has a controlling interest in the Company, is an advisory firm that works exclusively with startup and early stage organizations primarily in the technology, medical and consumer products industries and has done so since its inception in 1995. AmeriFinancial has been involved with approximately 80 new companies over this time period. The firm provides a number of services to its clients with regard to their business model formulations, financial plans, investor memorandums, executive recruiting, hiring and enterprise valuations. Steven Morgan, the Chairman and CEO of Champion Investments, is also the Managing Member of AmeriFinancial, LLC.

Active Faith, Inc.is a current client of AmeriFinancial, LLC and has been since its inception in June 2011. Mr. Morgan has acted as the Interim CFO for Active Faith since its inception and has been involved in all aspects regarding its business model, financial and cash flow projections, monthly and annual Statements of Assets and Liabilities, Statements of Operations, fundraising, tax returns, marketing, investments, market analysis, competition, banking and other corporate activities. From these activities, it can be assumed that Mr. Morgan is intricately knowledgeable regarding Active Faith, its potential in the Christian marketplace and valuation characteristics.

Mr. Morgan believes that he knows more and therefore AmeriFinancial has more knowledge than any other current investor in Active Faith due to his involvement as interim CFO.

Due to the above, Champion Investments has the same knowledge as AmeriFinancial and due diligence materials and information regarding Active Faith.

Active Faith, Inc. is a unique and innovative emerging company that intends to penetrate the large national and international Christian marketplace with its creative brands and high-quality merchandise and sponsored events. The Christian market in the United States has been estimated to be over 230 million people that spend an estimated $1.5 trillion on annual basis. In 2012, AFS successfully launched its first brand and respective line of sports apparel and accessory products under the Active Faith Sports™ trade name with the intention of capturing significant revenues from the largest Christian retailers, colleges, high schools, churches, organizations and faith-based groups within the United States. Further penetration is planned in the US general retail and overseas markets.

The Active Faith Sports™ brand and collection of product lines has been worn by over 100 professional athletes, including those in the NBA, NFL and MLB. Currently, there are eight professional athletes who have invested in AFS and remain co-investors with the Company.

Similar to Active Faith, Thru Pharma, LLC was a client company of AmeriFinancial from its early stage position and status beginning in December 2010 through June 2013. During this period, Mr. Morgan was also the interim CFO for the Company for a period of approximately 1/1/2 years.

AmeriFinancial was involved in many aspects regarding this firm’s business model, financial and cash flow projections, executive recruiting and hiring, fundraising activities, licensing strategies, strategic partner selections and negotiations, manufacturer negotiations, valuation analytics and weekly executive staff meetings.

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During this time period, Mr. Morgan believes that he knew more and therefore AmeriFinancial has more knowledge than any other current investor in Thru Pharma during this period due to his involvement as interim CEO and the client relationship that existed between Thru Pharma and AmeriFinancial.

Due to the above, Champion Investments has the same knowledge as AmeriFinancial and due diligence materials and information regarding Thru Pharma.

Thru Pharma, LLC is a technology and pharmaceutical organization introducing an exclusive product line of innovative and powerful hypoallergenic antimicrobial and dermatological products, available by prescription or over the counter. These products intend to penetrate the worldwide market for antibiotics which is expected to reach $44.68 billion by 2016 and growing at a compounded annual rate over 6.5%, according to a research study performed by Transparency Market Research, entitled “ Antibiotic Market – Global Industry Size, Share, Trends analysis and Forecasts 2012 – 2016”. TP’s first antibiotic product, Diabecline®, has received multiple top honors including the Edison Award for Best New pharmaceutical product. Sales agreements are underway with the top retail pharmacy chains and long term care facilities.

The product line’s formulation successfully combats infectious diseases that all too frequently are acquired in various settings, which present serious therapeutic challenges to currently available drugs. An independent laboratory study, performed by the South Dakota School of Pharmacy entitled “A measure of efficacy of Diabecline® first aid antibiotic against six common bacteria” published February 2013 found that TP’s Diabecline® first aid antibiotic demonstrated superior antimicrobial activity to the leading competitive products.

Diabecline® is a maximum strength First Aid Antibiotic Ointment containing 3% Tetracycline HCI to help prevent infection in minor cuts, scrapes and burns. It is the only first aid antibiotic with Site Specific Penetration Technology™ (SSPT) that enhances antibiotic delivery for 24 hour infection protection.

Exclusives:

•	Maximum concentration of tetracycline (3%) available without a prescription.

•	Broad-spectrum, dual action antibiotic kills bacteria and protects.

•	Zone of protection lasts for up to 24 hours.

•	Safe and effective against a wide range of bacteria.

•	Convenient SoSoft-Cushion™ Swab applicator for extra reach and precise delivery.

TP’s sales and marketing plans include target-specific activities geared toward the poorly served “slow healer” patient markets and an aggressive distribution strategy aimed at the largest retail pharmacy companies, the major pharmaceutical distribution companies, institutions, medical associations, physicians, physician assistants and nursing professionals. Additional applications include veterinary, military and remote healthcare. TP believes its business model may have an excellent opportunity for rapid profitability. The council of the American Business Awards judged Diabecline® to be the “Best New Pharmaceutical Product” of 2012 and awarded TP with a prestigious silver “ Stevie” award at the annual ceremony held in San Francisco on September 20, 2012, which TP believes may be an indication of the potential for the product.

In September 2014 the Company invested in a Convertible Promissory Note with a principal balance of $8,000 due March 2015 at an interest rate of 10% per year. The Note was amended in March 2015 and is now due September 2015. At the Company’s option, at any time that the note is in effect, the Company may convert the principal and interest due into one half (1/2) unit of Thru Pharma, LLC membership interest. The note is secured by one unit of Thru Pharma LLC membership interest.

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MARKET OPPORTUNITY

We intend to review debt and equity investment opportunities throughout the United States. We believe that the current credit environment in the US provides significant opportunities to achieve attractive returns on the types of convertible based loans to early-stage, smaller and lower middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2011 recession, demand for financing from smaller and lower middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to smaller and lower middle-market companies provide a strong market environment for the investment strategy of Champion Investments.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing early-stage, smaller and lower middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

•	Recent domestic and international regulatory changes and continued ownership of legacy assets have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to smaller and lower middle-market companies;

•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

•

 More Conservative Deal Structures and Attractive Return Profiles.   As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2011 economic recession at high debt multiples or with “covenant light” terms, and a restoration of more prudent underwriting standards, prevailing debt multiples in certain segments of the small and middle-markets have contracted. We believe lenders are mandating, and private equity sponsors are building, capital structures that utilize less leverage, more equity and tighter loan covenants than those that had become customary during the credit bubble prior to the recession. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions supporting loans, will allow for increased cash flow available to service debt, creating faster loan repayments despite overall higher debt costs to borrowers. We believe these features may provide protection against borrower underperformance and default as well as faster de-risking of loan positions as borrowers’ credit statistics improve over the life of these loan facilities.

Further, the withdrawal of many traditional lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making senior convertible loans to charge premium pricing, while maintaining first lien senior secured positions over the loan collateral provided by the borrowers.

•	Underserved Capital Markets. We believe that small and mid-cap markets are less-served than other larger, more mature capital markets. Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the early-stage, smaller and lower middle-market companies that Champion Investments intends to support.

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COMPETITIVE STRENGTHS

We believe that we will be well positioned to take advantage of investment opportunities in early-stage, smaller and lower middle-market companies due to the following competitive advantages:

•	Focus on Early-stage, Smaller and Lower Middle-Market Companies in Underserved Capital Markets. Most of our intended capital will be invested in companies that need growth capital, acquisition financing or funding to recapitalize. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better return profiles than loan terms to larger, more mainstream companies.

•	Flexible, Customized Financing Solutions to Provide Attractive Returns. The Company seeks to offer our portfolio companies a variety of attractive financing structures to meet their capital needs. We expect to continue to focus on senior convertible debt investments, coupled with equity interests, either in the form of detachable warrants or equity co-investments. Additional information regarding our portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related Offered Shares thereto included in this prospectus.

•

Disciplined Underwriting Policies and Rigorous Portfolio Management.   We expect to pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment team or we are invited to invest as part of a funding syndicate. Our investment team has developed an underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our team is expected to conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.

•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. Our major shareholder, AmeriFinancial has reviewed, on average, over 150 investment opportunities per year, on average, since 1995. We believe our management team’s track record, extensive experience in multiple industries and consulting on investments have strengthened our relationships with venture capital and private equity firms and will lead to new ones. Our investment team seeks to leverage its network of additional referral sources, including law, financial, operational and strategic consultants, with whom we have previously completed transactions. All these relationships should enable us to seek to obtain a continuing source of quality investment opportunities, and provide significant benefits to our investments, such as a backup source of additional equity funding, if necessary.

•

Experienced Management Team with Proven Track Record.   We believe that our Company is a unique provider to early-stage, smaller and lower middle-market companies in the United States. Our investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have multiple decades of transactional experience. Moreover, the investment team has refined its investment strategy through the sourcing, executing and monitoring of companies over the past 20 years. Each member brings a complementary component to a team well-rounded in finance, marketing, operations, strategy, and executive management.

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SUMMARY OF RISK FACTORS

The value of our assets, as well as the market price of our Common Stock, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Champion Investments involves other risks, including the following:

•	We have a limited operating history as a BDC.

•	We operate in a highly competitive market for investment opportunities.

• • •

We are a non-diversified investment management company within the meaning of the 1940 Act, since we anticipate that less than 75% of our total assets may be represented by cash, receivables, Government securities, and securities of other investment companies. As a result, our portfolio may lack company diversification, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Investing in early-stage, smaller and lower middle-market companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

Investing in early stage companies, such as our two current portfolio companies, Thru Pharma LLC and Active Faith Sports Inc, involves a high degree of risk, since it may be difficult to attract adequate management to such companies in order to execute the business plan effectively.

The lack of liquidity in our investments may adversely affect our business. For instance there is a very limited market for securities of both our current portfolio companies, and it may take several years for the Company to be able to monetize these investments.

An extended disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business. By the same token, our current portfolio companies may need to raise additional investment funds, and any disruption in the capital markets would impair their ability to raise capital, which in turn could jeopardize their future activities.

•

We may borrow money to leverage our investments, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. We do not intend to use other forms of leverage beside borrowed moneys or loans. We do not intend to borrow any moneys in the immediate 12 months following the date when this registration statement becomes effective.

•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

•	There will be uncertainty as to the value of our portfolio investments. As described above, there is a limited market for the shares our existing and anticipated future portfolio investments, consequently the valuation of these investments is inherently uncertain.

•	We may experience fluctuations in our quarterly and annual results.

•	Regulations governing our future operation as a BDC affect our ability to raise additional capital and the way in which we do so.

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•	The offering under which the Common Stock will be issued contains limited protection for holders of the Common Stock.
•

There is an existing trading market for the Common Stock, however an active trading market for the Common Stock has not been developed, which could limit the market price of the Common Stock and ability to sell common stock shares.

OPERATING AND REGULATORY STRUCTURE

Champion Investments is a Nevada corporation that intends to be an internally managed, non-diversified closed-end investment company and intends to register as a Business Development Company (BDC) under the 1940 Act.

As a Business Development Company, we will be required to comply with numerous regulatory requirements:

•	Leverage- Regulations under the 1940 Act limit our ability to use borrowing, also known as leverage, in significant respects. With certain limited exceptions, we are currently only allowed to borrow amounts, including by issuing debt securities, or issue preferred stock where our asset coverage, as defined in the 1940 Act, equals at least 200% after the borrowing. See “Regulation.” The asset coverage rule may change over time. For example, recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur.

•	Investment Allocation- Our business strategy will focus on investments that are deemed “qualifying assets.” As a BDC, we will be generally prohibited from investing in assets other than qualifying assets unless, at the time of the investment and after giving effect to it, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include:

o	private domestic operating companies;

o	public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange, NYSE Amex Equities and The NASDAQ Global Market) or registered under the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act; and

o	public domestic operating companies having a market capitalization of less than $250 million.

Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group, Inc. are not listed on a national securities exchange and, as a result, are eligible portfolio companies.

•	Regulated Investment Company Status (RIC) - We intend to initially elect not to be treated as a RIC by the IRS for U.S. federal income tax purposes. This is an intentional decision to maximize the tax advantages of our $9.03 million net operating loss carryover. Our intent is to fully utilize our tax loss and offset them against future profits to the maximum amount allowed by law in order to minimize future federal income tax payments and preserve retained capital. In the future, once the federal tax-losses have been fully utilized, we expect to elect status as a RIC to avoid having our earnings subject to corporate-level U.S. federal income taxation. We must then satisfy certain source of income, asset diversification and distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

See “Regulation as a Business Development Company”

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Our investment activities are managed internally, and supervised by our Board of Directors which includes more than 50% independent, unaffiliated directors. Steven C. Morgan, our Chief Executive Officer and Chairman of our Board of Directors is also the Chair of the Investment Committee.

OUR CORPORATE INFORMATION

Our executive offices are located at 5850 San Felipe, Suite 111, Houston, TX 77057, our telephone number is (832) 369-1016 and our website may be found at http://www.championinvestment.com.

THE OFFERING

You should read this section together with the more general description of the Common Stock under the heading “Description of Our Capital Stock” before investing in the Company. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the subscription agreement governing the Common Stock.

Common Stock Offered by Us	50,000,000 shares

Common Stock to be Outstanding After this Offering	Approximately 125,307,167

OTC Markets Symbol	“CHAM”

Listing	We will list and register these shares on the OTC Markets under the same symbol as our existing public shares- OTC Pink: CHAM

Original issue date	May 13, 2015

Use of Proceeds

Our net proceeds from this offering will be approximately $4,730,000. See “Use of Proceeds”. We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 24 months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more than twenty-four months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Use of Proceeds”.

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Taxation

We do not initially intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the IRS Tax Code. While we believe we would qualify for tax treatment as a RIC, we intend to forgo this election in favor of being taxed as an operating corporation in order to utilize the tax benefits of our $9.03 million net operating loss. Should we elect, at a later date, to be taxed as a RIC under Subchapter M of the Code, we would not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain the RIC tax treatment, we would have to meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to shareholders. Shareholders are then taxed on the distributions. See “Distributions” and “Certain U.S. Federal Income Tax Considerations”.

Trading at a Discount

Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade below net asset value. See "Risk Factors."

Distributions

To the extent that we have income available, we intend to make distributions to our stockholders. Our stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a nontaxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

Leverage

We may use borrowed funds in order to make additional investments. We expect to use this practice, which is known as "leverage," when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders. This strategy involves significant risks. With certain limited exceptions, a BDC is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on our Investment Team and our Board's assessment of market and other factors at the time of any proposed borrowing.

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Available Information	After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. The presentation of financial information will differ from or include less information than that provided by non-Job Act filers. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov.The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting us at Champion Investments, Inc., 5850 San Felipe, Suite 111, Houston, Texas 77396, by telephone at (832) 369-1016, or on our website at www.championinvestments.com

FEES and EXPENSES

The following table is intended to assist an investor in understanding the costs and expenses that you will bear directly or indirectly. It should be noted that some of the percentages in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percent of offering price)	5.00%

Dividend Reinvestment and Cash Purchase Plan Fees	0.00%

Annual Expenses (as a percentage of net assets attributable to common shares)

Management Fees	0.00%

Interest Payments on Borrowed Funds	0.00%

Other expenses	1.00%

Total annual expenses	1.00%

EXAMPLE

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts we assumed that our operating expenses would remain at the levels set forth above. We have also assumed that all the shares issued under this registration statement are sold to or through underwriters, incurring the full sales load indicated above, whereas the Company intends to self-distribute at least half of the offering, which would result in lower transaction expenses.

EXAMPLE	1 year	3 years	5 years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$58.60	$88.60	$108.60	$208.60

The example and the expenses in the table above should not be considered a representation of our future expenses, as actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Company’s financial performance. The table below reflects the financial results for a single Common share. This information has been derived from the Company’s financial statements. The financial statements for the year ended December 31, 2014 have been audited by GBH CPA’s our independent registered public accounting firm, whose report appears in the Company’s Annual Report dated December 31, 2014, a copy of which may be viewed on the Company’s website (www.championinvestments.com).

The table below sets forth financial data for one share of common stock outstanding throughout the periods presented.

Common Shares	Three months ended March 31, 2015 (Unaudited)	Year ended December 31, 2014
Net asset value, beginning of period	$0.01	$0.01

Activity from investment operations
Net investment income	$0.00	$0.00
Net realized & unrealized gain/(loss) on investments	$0.00	$0.00
Total from investment operations	$0.00	$0.00

Less distributions from:
Net investment income	$0.00	$0.00
Net realized gains	$0.00	$0.00
From return of capital	$0.00	$0.00
Total distributions	$0.00	$0.00

Net asset value, end of period	$0.01	$0.01

Total return	0%	0%

Net assets at end of period ($)	$383,944	$400,504

Ratio of expenses to Average Net Assets	4.8%	45.5%

Ratio of Net Income to Average Net Assets	-4.7%	-45.5%

Portfolio turnover rate	0%	0%

Average Commission Rate paid	0%	0%

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SELECTED FINANCIAL DATA

The selected financial data below reflects the operations of Champion Investments. The selected financial information for the years ended December 31, 2014 and 2013 have been derived from our financial statements that have been audited by GBH CPAs and Pannell Kerr Forster of Texas, PC., respectively, our independent registered public accounting firms for the relevant periods. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Audited Financial Statements and Notes thereto included in this prospectus.

	Three months ended		Years ended
	31-Mar-15	31-Mar-14	31-Dec-14	31-Dec-13
Income statement data
Investment income
Total interest, fee & dividend income	$400	$—	$—	$—
Interest income from cash investments	0	0	0	0
Total investment income	$400	$—	$—	$—

Expenses
Interest expense	0	0	607	0
Legal, Consulting Professional Service fees	14,200	28,600	202,037	419,360
General and administrative expenses	4,260	3,211	31,842	8,526
Total expenses	$18,460	$31,811	$234,486	$427,886
Net realized gain (loss) on investments	0	0	0	0
Net unrealized appreciation (depreciation) of investments	0	0	(136,500)	0
Total net gain (loss) on investments	0	0	0	0
Net increase (decrease in net assets resulting from operations	$(18,060)	$(31,811)	$(370,986)	$(427,886)

Earnings Gain (Loss) per share	$(0.00)	$(0.00)	$(0.00)	$(0.01)

Balance sheet data (as of period end)
Assets:
Cash	$56,544	$236,335	$73,657	$200,147
Interest receivable	400	—	—
Investments at fair value	329,000	457,500	329,000	457,500
Total Assets	$568,147	$457,555	$657,647	$123

Liabilities and Equity
Accounts payable and accrued expenses	2,000	0	2,153	0
Debt	0	29,157	0	29,157
Total liabilities	$2,000	$29,157	$2,153	$29,157

Equity
Common stock, par value $0.01 per share, 700 million shares authorized, 75,307,167 shares issued and outstanding as of March 31, 2015	9,826,828	9,750,328	9,825,328	9,682,328
Retained deficit	(9,442,884)	(9,085,649)	(9,424,827)	(9,053,838)
Total Net Assets	$383,944	$664,679	$400,504	$628,490)

Net Asset Value per common share	$0.01	$0.01	$0.01	$0.01

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RISK FACTORS

Investing in our Common Stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Stock. The risks set out below are the principal risks with respect to an investment in the Company and the Common Stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours. They may not be the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a BDC.

Champion Investments was formed in June 2009 and intends to elect to be treated as a BDC. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management did not have any prior experience operating under this regulatory framework, and we may still incur substantial additional costs, and expend significant time or other resources, to do so. From time to time, we may pursue investment opportunities, like equity investments, in which it has more limited experience. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management and our investment committee, and with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

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Accomplishing our investment objective on a cost-effective basis is largely a function of our handling of the investment and monitoring process and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment team may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may slow our rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to make distributions.

We depend upon key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Steven Morgan, Desmonde Cowdery, Robert Hill and Marion Wright, who serve as the members of the investment committee of Champion and lead Champion’s investment team. Our success depends on the continued service of these individuals and the other senior professionals at Champion. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Morgan, Cowdery, Hill or Wright or any other such individual to terminate his relationship with us. Such a termination could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. The members of Champion’s investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We will compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments than we have. These characteristics might allow our competitors to consider a wider variety of investments, establish more relationships or offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. We believe a significant part of our competitive advantage stems from the fact that the market for investments in early-stage, smaller and lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act impose on us as a BDC, such as the ratio of liabilities to assets, and the requirement that BDC’s offer their portfolio companies managements services Other lending institutions, private equity or venture capital concerns may not have the same regulatory restrictions.

The Company’s Board of Directors may change the Company’s investment objective, operating policies and strategies without prior notice or stockholder approval.

The Company’s Board of Directors has the authority to modify or waive the Company’s investment objective and certain of its operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, the Company may not change the nature of its business so as to cease to be, or withdraw the Company’s election as, a Business Development Company. The Company cannot predict the effect any changes to its current investment objective, operating policies and strategies would have on its business, operating results and the price value of its common stock. Nevertheless, any such changes could adversely affect the Company’s business and impair its ability to make distributions.

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Provisions of the General Corporation Law of the State of Nevada and the Company’s certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of the Company’s common stock.

The General Corporation Law of the State of Nevada may contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of its directors. The Company’s certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of the Company’s directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. The Company is subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits the Company from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of the Company’s voting stock, or with their affiliates, unless the Company’s directors or stockholders approve the business combination in the prescribed manner. If the Company’s Board of Directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of the Company and increase the difficulty of consummating such an offer.

Champion Investments, Inc. incurs significant costs as a result of being a publicly traded company.

As a publicly traded company, Champion Investments, Inc. incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC. The Company’s future compliance with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect the Company and the market price of its common stock. Under current SEC rules, the Company is required to report on its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, Champion Investments, Inc. could incur expenses that may negatively impact its financial performance and ability to make distributions. This process also results in a diversion of management’s time and attention. The Company cannot ensure that the Company’s evaluation, testing and remediation process is effective or that the Company’s internal control over financial reporting will be effective. In the event that the Company is unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the Company and the market price of its securities would be adversely affected.

Any inability to maintain or develop strong referral relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our investment team to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment team fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom we have relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our success depends on our ability to attract and retain qualified personnel in a competitive environment.

Our growth requires that we retain and attract new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which we compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, have greater resources than we will have.

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There are significant potential conflicts of interest that could negatively affect our investment returns.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment and us, companies controlled by us or our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

The investment committee and professionals of Champion may, from time to time, possess material non-public information about or related to our portfolio companies, limiting our investment discretion.

Members of our investment committee and other professionals of Champion may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The valuation process for certain Company portfolio holdings could create uncertain values.

The majority of the Company’s portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, the Company’s Board of Directors will determine the fair value of these securities in good faith as described below. Many of the Company’s portfolio investments are recorded at fair value as determined in good faith by the Company’s Board of Directors and, as a result, there may be uncertainty as to the value of the Company’s portfolio investments. These valuations could create uncertain values regarding the overall value of the Company’s portfolio.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, our Board of Directors determines the fair value of these loans and securities in good faith as described above in the section titled “— Fair Value of Financial Instruments” in Note 2 to the Consolidated Financial Statements. In connection with that determination, investment professionals from Champion may provide our Board of Directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments may be reviewed by an independent valuation firm, the ultimate determination of fair value is made by our Board of Directors, including our interested directors, and not by such third-party valuation firm. In addition, Mr. Morgan is an interested member of our Board of Directors, and has pecuniary interests in Champion. The participation of Champion’s investment professionals in our valuation process, and the pecuniary interests of Mr. Morgan, could result in conflicts of interest.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We intend to be treated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.

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Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

The Company’s ability to invest in public companies may be limited in certain circumstances.

To maintain the Company’s status as a Business Development Company, the Company is not permitted to acquire any assets other than ‘‘qualifying assets’’ specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of the Company’s total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

If Champion Investments, Inc. does not invest a sufficient portion of its assets in qualifying assets, the Company could fail to qualify as a Business Development Company or be precluded from investing according to its current business strategy. As a Business Development Company, the Company may not acquire any assets other than ‘‘qualifying assets’’ unless, at the time of and after giving effect to such acquisition, at least 70% of the Company’s total assets are qualifying assets. See ‘‘Business — Regulation — Qualifying Assets.’’

In the future, the Company believes that most of its investments will constitute qualifying assets. However, the Company may be precluded from investing in what it believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the Company does not invest a sufficient portion of the Company’s assets in qualifying assets, the Company could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent the Company, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Company to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Company needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Company may not be able to find a buyer for such investments and, even if the Company does find a buyer, the Company may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Company’s business, financial condition, results of operations and cash flows.

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If the Company does not maintain its status as a Business Development Company, the Company would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, Champion Investments, Inc. would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.

We expect to borrow money, which could magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage. It is also likely that any credit facility into which we may enter would impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under the Code.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment team does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with our portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

Since the middle of 2007, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration, together with deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

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If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, any sales, dispositions or liquidity events of our portfolio companies, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Given that the portfolio is concentrated, distributions, dispositions or liquidity events affecting a portfolio company in which we own a significant position may adversely affect our net asset value and results of operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause you to lose all or part of your investment.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify, maintain or choose to forgo our qualification as a RIC under the Code.

Although we may elect to be treated as a RIC in the future for tax purposes, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC under the Code. To obtain and maintain our qualification as a RIC under the Code, we must meet the following source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC under the Code. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC under the Code.

If we fail to qualify for as a RIC under the Code or elect not to for any reason and remain or become subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions.

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We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event we liquidate or dispose of a significant equity position in our portfolio, we may distribute a special dividend relating to the realized capital gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for U.S. federal income tax purposes, which will result in higher tax liability when the stock is sold.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an “emerging growth company” for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. As a public company, may incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

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Pending legislation may allow us to incur additional leverage.

Under the 1940 Act, a BDC generally will not be permitted to incur indebtedness unless immediately after such borrowing the BDC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of total assets). Legislation introduced in the U.S. House of Representatives in 2012, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future, and therefore your risk of an investment in us may increase.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the OTC Markets, have issued a significant number of new and increasingly complex requirements and regulations over the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. For example, on July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements may result in an increase in expenses and a diversion of management’s time from other business activities.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of Champion. Certain of these systems are provided to Champion by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

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Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

The Company has not yet fully identified the portfolio company investments the Company will acquire.

While Champion Investments, Inc. currently holds a portfolio of investments, the Company has not yet identified additional potential investments for its portfolio that it will acquire with the proceeds of any offering of securities. Privately negotiated investments in illiquid securities or private early stage or emerging market companies require substantial due diligence and structuring, and the Company cannot assure you that it will achieve its anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing the Company’s shares of common stock. Additionally, the Company’s stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in the Company’s securities. Champion Investments, Inc. anticipates that it will use substantially all of the net proceeds of any offering of the Company’s securities within approximately twelve to twenty-four months following the completion of any offering of the Company’s securities, depending on the availability of appropriate investment opportunities consistent with the Company’s investment objectives and market conditions. Until such appropriate investment opportunities can be found, the Company will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. The Company expects these temporary investments to earn yields substantially lower than the income that the Company expects to receive in respect of investments in convertible secured loans and equity securities. As a result, income and cash flows that the Company makes during this period may be substantially smaller than what the Company expects when the Company’s portfolio is fully invested.

Our investments are very risky and highly speculative.

We intend to invest primarily in senior secured convertible loans and select equity investments issued by early-stage and emerging stage companies.

•	Senior Secured Loans. - There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

•	Equity Investments- When we invest in senior secured convertible loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. The Company’s portfolio currently has two significant equity positions. Distributions, dispositions, or liquidity events of these investments may affect our results of operations and cause us to have to pay a special dividend relating to the realized gains from such investment in order to minimize to the greatest extent possible our federal income or excise tax liability.

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In addition, investing in smaller and lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•	our executive officers, directors and advisers may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on early-stage or smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key company personnel and a greater vulnerability to economic downturns.

Our portfolio will consist primarily of debt and equity investments in early-stage or smaller privately-owned companies. Investing in smaller privately-owned companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies may conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we to rely on the ability of our investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

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Many of our loans will not be fully amortizing and if a borrower cannot repay or refinance such loans at maturity, our results will suffer.

As of May 13, 2015, we have one debt instruments in our portfolio. However, most of the loans in which we will invest will not be structured to fully amortize during their lifetime. Accordingly, a significant portion of the principal amount of such a loan may be due at maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Champion Investments from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we might make will be secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender may require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender requires us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

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Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of the Company’s portfolio investments, reducing its net asset value through increased net unrealized depreciation.

As a Business Development Company, the Company is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Company’s Board of Directors. As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company’s investments:

1.	A comparison of the portfolio company’s securities to publicly traded securities;

2.	The enterprise value of the portfolio company;

3.	The nature and realizable value of any collateral;

4.	The portfolio company’s ability to make payments and its earnings and discounted cash flow;

5.	The markets in which the portfolio company does business; and

6.	Changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company uses the pricing indicated by the external event to corroborate the Company’s valuation. The Company records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Company’s portfolio. The effect of all of these factors on its portfolio may reduce the Company’s net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Company could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on the Company’s business, financial condition, results of operations and cash flows.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

Substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

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There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. Because we expect that we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.”

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in our revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, and we are subject to BDC requirements that would prevent such follow-on investments. For example, we may be prohibited under the 1940 Act from making follow-on investments in our portfolio companies that we may be deemed to “control”.

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Our ability to enter into new transactions with our affiliates, and to restructure or exit our investments in portfolio companies that we are deemed to “control” under the 1940 Act, will be restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling certain securities without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we and our investment team may in the future file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our investment team or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. If we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest where terms other than price are negotiated.

In addition, within our portfolio there are investments that may be deemed to be “controlled” investment under the 1940 Act. To the extent that our investments in such portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves the affiliates of our investment team because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if an affiliate of our investment team were required to approve a restructuring of an investment in the portfolio and the affiliate of our investment team was deemed to be our affiliate, such a restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.

Our portfolio may lack diversification among portfolio companies, which may subject us to a risk of significant loss if one or more of these companies’ defaults on its obligations under any of its debt instruments.

Our portfolio may be concentrated in a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. The disposition or liquidity of a significant investment may also adversely impact our net asset value and our results of operations. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

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Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we expect that we will not hold controlling equity positions in most of our portfolio companies. If we do not hold a controlling equity position in a portfolio company, we are subject to the risk that the portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of the portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If our portfolio companies are unable to protect their proprietary, technological and other intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

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Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay any revolving credit facility, depending on expected future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we may make may include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to this Offering

Before this offering, there will be no significant volume in the public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following this offering, including below our then current net asset value per share, which has in the past frequently occurred with respect to other closed-end management companies.

Before this offering, there will be no significant volume in the public market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

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Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

• Price and volume fluctuations in the overall stock market from time to time;

• Investor demand for our shares;

• Significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

• Changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;

• Failure to qualify as a RIC, or the loss of RIC status;

• Any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

• Changes, or perceived changes, in the value of our portfolio investments;

• Departures of key Champion personnel;

• Operating performance of companies comparable to us; or

• General economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that the Company’s net asset value per share may decline. The Company cannot predict whether the Company’s common stock will trade at, above or below net asset value.

We cannot assure you that we will be able to successfully deploy the proceeds of our Offering within the timeframe we have contemplated.

We anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies described in this prospectus within 24 months from the consummation of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

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We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of the common stock of Champion Investments, Inc., or the availability of such common stock for sale, could adversely affect the prevailing market prices for the Company’s common stock. If this occurs and continues, it could impair the Company’s ability to raise additional capital through the sale of securities should the Company desire to do so.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Champion Investments, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

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These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

The net proceeds we will receive from the sale of 50.0 million shares of our common stock in this offering will be approximately $4,730,000 million, after deducting underwriting discounts and commissions (sales load) of approximately $250,000 and offering expenses of approximately $20,000.

We intend to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, salaries, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 24 months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. It may take more than twenty-four months to invest all of the net proceeds of this offering, in part because investments in private companies often require substantial research and due diligence. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make distributions to our stockholders. Our stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.

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We have elected not to be treated as a RIC under Subchapter M of the IRS Code. While we believe we qualify for the special tax treatment, we have chosen in favor to be treated as a regular operating company and utilize our $9.03 million net operating loss carry forward to offset any federal or state tax liability that we expect in future years.

We may elect make the RIC tax treatment election in the future, following the depletion of our net operating loss carry forward benefit. If we make this election, in order to obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we would intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

Upon depletion of our tax loss carry-forward benefit and our election to make the RIC tax treatment, we intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, out of the assets legally available for such distributions upon our election for RIC tax treatment under IRS Code. We may further decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Upon depletion of our tax loss carry-forward benefit and our election to make the RIC tax treatment, unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in dividend reinvestment will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash, in lieu of shares of our common stock.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Champion Investments Inc. at March 31, 2015; and

•	the pro forma basis to reflect the sale of our common stock in this offering.

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This table should be read in conjunction with “Use of Proceeds” and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in this prospectus.

	Actual
	31-Mar-15	Pro Forma
Assets:
Cash and cash equivalents	$56,544	$4,786,544
Investments at fair value	329,400	329,400
Total Assets	385,944	5,115,944
Liabilities:
Accounts payable	2,000	2,000
Total Liabilities	0	0
Stockholders’ Equity:
Common stock, par value $0.001 per share, 700 million shares authorized, 75,307,167shares issued and outstanding as of March 31,2015, actual, 125,307,167 shares issued and outstanding, as adjusted	9,826,828	14,556,828
Retained Deficit	-9,442,884	-9,442,884
Total Net Assets	$383,944	$5,113,944

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements and Projections” appearing elsewhere.

Overview

Champion Investments, Inc. is an internally managed, closed-end, non-diversified investment company that intends to elect to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended, or the 1940 Act. We do not intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with our first taxable year ending December 31, 2015. The Company plans to utilize tax credits, derived from a substantial net tax loss carry forward, against all federal and state tax liabilities. After which point, Champion may elect to be treated as a RIC under Subchapter M.

The Company intends to make investments in US-based early-stage, emerging and small to middle-market enterprises in the technology, medical, life sciences and consumer sectors with revenues or valuations of less than $25 million.

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in talented and proven entrepreneurial managers and firms who are in need of additional financial resources, minority-ownership capital or management expertise to assist them in the continued expansion and successful growth of their businesses.

The investment strategies of Champion Investments, Inc. will focus on the best opportunities for its shareholders in four investment core categories: Micro-Investments, Recapitalizations, Special Growth and Acquisitions. By employing these multiple investment strategies, the Company’s model is intended to increase its flexibility to capitalize on opportunistic investments and exits, while mitigating relative risk. The management team of the Company believes these high-impact, relatively lower investment categories are currently underserved by traditional sources of individual and institutional investors.

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The Company seeks to create a diverse portfolio that includes secured convertible loans, options, warrants or non-controlling equity securities by primarily investing approximately $100,000 to $500,000 of capital, on average, and Company stock in the securities of early stage and emerging companies. The Company may also selectively invest more than these amounts in some of its future portfolio companies and generally expect that the size of the Company’s individual investments will vary proportionately with the size of its capital base.

As of May 13, 2015, the Company’s portfolio at fair value was comprised of equity investments purchased with common stock of the Company valued at $.10 per share. Investments were made in a pharmaceutical firm, THRUPHARMA, LLC. dba pharmaCline and Active Faith, Inc., a consumer sports apparel firm. As of May 13, 2015, we had equity investments in these two portfolio enterprises, respectively with a fair market value of $321,000. Additionally, the company held one debt instrument with a fair market value of $8,000.

Revenues

The Company intends to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on portfolio company investments that the Company originates or acquires. The Company’s debt investments are expected to be in the form of secured convertible loans, which will typically have a term of one to three years and bear interest at a fixed or floating rate. The principal amount of the Company’s loans and any accrued but unpaid interest will generally become due at the maturity date. In addition, the Company may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees and fees for providing managerial assistance and consulting fees. The Company may also negotiate, on its behalf, options, warrants or equity securities with regard to its convertible loans to its portfolio companies.

Expenses

The Company’s primary operating expenses will include the payment of the Company’s management team salaries and related incentives fees and other operating costs described below. The Company bears all other out-of-pocket costs and expenses of the Company’s operations and transactions, including:

1.	Organizational expenses;

2.	Fees and expenses incurred payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

3.	Unsuccessful portfolio acquisition efforts;

4.	Offerings of the Company’s common stock or other securities;

5.	Investment advisory and management fees;

6.	Administration fees and expenses;

7.	Fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with evaluating and making, investments in portfolio companies;

8.	Stock transfer agent fees and costs, dividend agent and custodial fees and expenses;

9.	U.S. federal and state registration and franchise fees;

10.	All costs of registration and listing Company shares on any securities exchange;

11.	U.S. federal, state and local taxes;

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12.	Independent directors’ fees and expenses;

13.	Costs of preparing and filing reports or other documents required by the SEC or other regulators;

14.	Costs of any reports, proxy statements or other notices to stockholders, including printing costs;

15.	Costs associated with individual or group stockholders;

16.	Costs associated with Sarbanes-Oxley Act compliance;

17.	Costs of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

18.	Direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

19.	Proxy voting expenses; and

20.	All other expenses incurred by the Company with administering its business

During periods of asset growth, the Company expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expenses and costs relating to future offerings of securities would be additive to the expenses described above.

Recent Developments

On January 15, 2014, the Company issued 300,000 shares of common stock to Stephen Margerin, the Senior Managing Director and Chief Marketing Officer of the Company in compliance with his current compensation package.

On February 5, 2014, the Company issued 300,000 shares of common stock to Robert Hill, the Director of Finance of the Company in compliance with his current compensation package.

On February 25, 2014, the Company entered into an agreement with Pannell Kerr Forster of Texas, PC to provide outside independent auditing and accounting services for the calendar years ending December 31, 2013 and 2012.

On March 28, 2014, the Company issued 500,000 shares of common stock to an accredited investor at the purchase price of $.10 per share.

On May 24, the Company approved the compensation and responsibility agreement with Marion Wright regarding his position as an independent outside Director of the Company.

On May 29, 2014, the Board of Directors approved its Code of Conduct for the Company.

On May 29, 2014, the Board of Directors approved the Stock Buyback Program for the Company.

On May 29, 2014, the Board of Directors approved the removal of the 144 stock restrictions on 1,475,000 shares owned by Cynthia Walker.

On May 29, 2014, the Board of Directors approved the removal of the 144 stock restrictions on 1,475,000 shares owned by Jerry Walker.

On June 14, 2014, the Company elected Robert Hill as an independent outside Board of Director for the Company.

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On June 15, the Company terminated Lucas Garcia and eliminated the position of Managing Director, Capital Investments.

On June 16, 2014, the Board of Directors approved the removal of the 144 stock restrictions on 34 million shares owned by AmeriFinancial.

On June 25, 2014, the Board of Directors approved the removal of the 144 stock restrictions on 1,199,000 shares owned by Timothy Karney.

Results of Operations

Operating results for the periods ended March 31, 2015 and 2014 and the years ended December 31, 2014 and 2013 are as follows:

	Three months ended		Years ended
	31-Mar-15	31-Mar-14	31-Dec-14	31-Dec-13
Income statement data
Investment income
Total interest, fee & dividend income	$400	$—	$—	$—
Interest income from cash investments	0	0	0	0
Total investment income	$400	$—	$—	$—

Expenses
Interest expense	0	0	607	0
Legal, Consulting Professional Service fees	14,200	28,600	202,037	419,360
General and administrative expenses	4,260	3,211	31,842	8,526
Total expenses	$18,460	$31,811	$234,486	$427,886
Net realized gain (loss) on investments	0	0	0	0
Net unrealized appreciation (depreciation) of investments	0	0	136,500	0
Total net gain (loss) on investments	0	0	0	0
Net increase (decrease in net assets resulting from operations	$(18,060)	$31,811)	$(371,986)	$(427,886)

Earnings Gain (Loss) per share	$(0.00)	$(0.00)	$(0.00)	$(0.01)

Company Restructure

In 2009, ECO Green Team Incorporated, the predecessor corporation to Champion Investments, Inc., completed an agreement whereby the control, share structure and business model would change under the direction and control of Champion Investments, Inc.

The results of this restructuring as of December 31, 2013 included the settlement of an SEC investigation from the Year 2008, eliminations of $6 million in liabilities and all lawsuits and liens, the redemption and retirement of 1.8 billion stock options and 50 million shares of preferred stock. In addition, a new business model was implemented, new management joined the Company and the overall financial structure of the Company was stabilized.

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Information regarding the Company’s restructuring from 2009-2014 is the following:

2009	The Company began its restructuring phase and conducted negotiation settlements with all lien holders, outstanding vendor and employee liabilities and property owner lawsuit.

2010	The Company conducted its forensic accounting for calendar years 2005-2010 for the Securities and Exchange Commission and files all past tax returns from 2005-2010.

2011	The Company successfully concluded the investigation against its predecessor corporation with the Securities and Exchange Commission.

2012	The Company finalized 24 settlements in common stock in lieu of cash with all lien holders, vendors, employees, contractors and property owner, thereby eliminating $6 million in liabilities. The Company’s name change and stock symbol was officially approved and listed by FINRA.

2013	The Company completed its restructuring, recruited new corporate officers, implemented its new business model and finalized two investments through the use of its corporate stock.

2014	The Company has completed audited statements for calendar year 2012 and 2013 and filed all current tax returns.

Income

During the period of restructuring from 2009 through December 31, 2014, the Company did not generate any new interest or investment income.

Expenses

During the period of restructuring from 2009 through December 31, 2013, the Company’s expenses consisted mainly of stock transfer agent settlement and on-going monthly fees, stock settlements to lien holders, past contractors, contract employees, past service providers, past consultants, past professional fees due, a stock investment write-off, past accounting services, rent, license fees as well as legal services during this time period.

2013 Expenses

The Company’s total expenses in calendar year 2013 were $427,886. All of these expenses were paid through the issuance of common stock except for $6,826 for bank charges, license and permits, office supplies, rent expense and stock transfer agent fees.

2014 Expenses

The Company’s total expenses in calendar year 2014 were $234,486. $89,100 of these expenses were paid through the issuance of common stock for consulting and professional services provided during the year. The rest of the expenses were paid in cash.

Liquidity and Capital Resources

As of December 31, 2014, the Company had assets of $402,657, which consisted of investments at a fair market value of $329,000 and cash in the amount of $73,657.

Portfolio Composition

Champion Investments seeks to create a diverse portfolio that includes secured, convertible loans, options and warrants and minority equity securities by investing approximately $100,000 to $500,000 of capital, on average, in the securities of early stage or emerging companies.

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As of December 31, 2014, the Company’s investment portfolio was comprised of two equity investments made in Thru Pharma, LLC and Active Faith, Inc. Both these investments were consummated through the issuance of the common stock of the Company. Additionally, in September 2014 the Company invested in a Convertible Promissory Note with a principal balance of $8,000 due March 2015 at an interest rate of 10% per year. The Note was amended in March 2015 and is now due September 2015. At the Company’s option, at any time that the note is in effect, the Company may convert the principal and interest due into one half (1/2) unit of Thru Pharma LLC membership interest. The note is secured by one unit of Thru Pharma LLC membership interest.

Thru Pharma, LLC is a life science company specializing in pathogen genomics, bioinformatics and therapeutics. This organization has developed a proprietary drug delivery technology called Site Specific Penetration Technology™. Using this technology, the enterprise has created a product line of topical antimicrobial drugs. The Company’s leading product, Diabecline® antibiotic, has received multiple awards for Best New Pharmaceutical during 2012. In April 2012, receipt of the Edison Award (Bronze) recognized the innovation of the product at a ceremony in conjunction with the New York Academy of Sciences. In September 2012, the product received the American Business Awards Silver medal for Best New Pharmaceutical.

Active Faith, Inc. is a corporation that intends to penetrate the large national and international Christian marketplace with its high-quality brands, celebrity-endorsed products, merchandise and sponsored events. In 2012, the Company launched its first brand and respective line of sports apparel and accessory products under the Active Faith Sports™ trade name with the intention of capturing significant revenues from the largest, target-specific, Christian retailers, colleges, high schools, churches, organizations and groups within the United States.

Set forth below is the Company’s current portfolio investments, as well as the industries in which the Company invested as of May 13, 2015.

Portfolio Company	Fair Value of Investments	Percentage of Total Investments

Thru Pharma, LLC	$75,000	23.4%
Active Faith, Inc.	$246,000	76.6%

Industry	Fair Value of Investments	Percentage of Total Investments

Medical	$75,000	23.4%
Consumer	$246,000	76.6%

Competition

The Company’s primary competitors in providing financing to early stage or emerging organizations include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, venture capital firms, private equity and hedge funds. Many of the Company’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than Champion Investments, Inc.

For example, the Company believes some competitors may have access to funding sources that are not available to the Company. In addition, some of the Company’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Company. Furthermore, many of the Company’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Company or to the source-of-income, asset diversification and distribution requirements the Company must satisfy to maintain its qualification as a business development corporation.

For additional information concerning the competitive risks the Company faces, see ‘‘Risk Factors — Risks Relating to the Company’s Business and Structure — Champion Investments, Inc. operates in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

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Administration

The Company’s operations are currently managed by a Chief Executive Officer, Chief Financial, Chief Compliance Officer, Vice President of Investor Relations and the Company’s Board of Directors. Additional personnel will be hired going forward.

The Officers of the Company are Steven C. Morgan, Desmonde Cowdery, and Dr. Kerri G. Parsons.

Payment of Company Expenses

The compensation and routine overhead expenses of all Company personnel are provided and paid for by the Company. The Company also bears all other costs and expenses of its operations and transactions.

Related Party Transactions

The Company has entered into certain business relationships with affiliated or related parties, including the following:

On May 15th, 2009, the Company entered into an agreement with AmeriFinancial, a Houston, Texas based advisory firm, for the purposes of renegotiating the capital structure of the Company, restructuring the outstanding liabilities, liens and judgments against the Company, obtaining initial or additional financing for the Company or obtaining a purchase or sale of the Company’s assets. The Managing Director of AmeriFinancial is Steven Morgan. Mr. Morgan also holds the positions of Chairman and Chief Executive Officer of the Company.

The contract between AmeriFinancial called for payment of $150,000 in cash to AmeriFinancial as well as fees of 5% of total savings achieved in the total overall reduction of the liabilities of the Company. In lieu of cash fees, the contract called for AmeriFinancial to be paid in common stock of the Company. The number of shares due AmeriFinancial was calculated by taking the total savings achieved by the Company multiplied by 5% and then using a price of $.10 per share to determine the number of shares of common stock to be paid.

Based on the above referenced calculation, AmeriFinancial was issued 3,940,000 shares of common stock in May 2013 for work performed for the period March 2009 thru April 2013. Components of the calculation included elimination of predecessor issued preferred stock, elimination of predecessor issued stock options, negotiated settlements regarding liens, law suits, past due payables, loans and professional fees. No cash payments were made by the Company to AmeriFinancial or its’ officers, directors or employees. A summary of these components is as follows:

1.	The return and redemption of all outstanding preferred and common stock issued to 10 shareholders prior to April 30, 2009.

2.	Elimination of 50,000,000 shares of preferred stock and approximately 490,000 shares of common stock.

3.	Elimination of 1,840,000,000 in stock options.

4.	Settlement of $6,020,962 in outstanding liens, lawsuits and payables.

5.	Issuance of 60,109,618 shares of stock in lieu of cash as settlements.

6.	SEC Investigation submissions and settlement.

7.	Review and analysis of all bank statements and individual checks 2005-2014.

8.	Preparation of Financial Statements for years 2005-2013.

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9.	Various submissions to FINRA regarding name change and stock symbol change.

10.	Preparation and filing of all Federal and State Tax Returns for years 2005-2013.

11.	Submission to State of Nevada regarding Name Change.

12.	Negotiation of cash settlement to stock transfer agent.

13.	Write-offs of abandoned equipment, stock investments and web site.

14.	Various submissions of required State of Nevada Forms and Fees for years 2009-2014.

15.	Submission of all State of Texas Franchise Taxes for years 2005-2014.

16.	Design, installation and maintenance of new Company web site beginning in 2009 and certain revisions from 2009-2013.

In 2013, the Company purchased common stock and membership interests in two corporations with a combined market value of $457,500 from AmeriFinancial and Kerri Parsons. These corporations are Active Faith, Inc. and Thru Pharma, LLC. Thru Pharma is an early stage pharmaceutical company with a proprietary antibiotic product Diabecline®, which has received positive test results and acclaim from the industry. Based upon this positive feedback the Company assessed Thru Pharma to be an excellent fit as one of its first portfolio investments. Active Faith is an early-stage consumer products company serving the Christian marketplace. After surveying the market, the Company concluded that Active Faith was the only company in the Christian marketplace offering high quality sports attire. The founder also impressed the Company with his business plan. For these reasons management concluded that Active Faith would be an attractive investment for the Company. Steven Morgan and Kerri Parsons hold officer positions in both AmeriFinancial and Champion Investments. The purchase price of the common stock and membership interest was paid in common stock shares of the Company in lieu of cash.

During the year ended December 31, 2014 Mr. Steven Morgan received compensation of $60,000 for serving as Chairman of the Board and Chief Executive Officer of the Company from the time of his election in April 2009.

Related Party Loan Transactions

During the period May 2009 through December 31, 2012, the Company had been funded on a periodic and as needed basis by AmeriFinancial. The total amount of funding by AmeriFinancial to Champion Investments, Inc., through December 31, 2013 has been $29,157. This loan and outstanding interest was paid in full on May 30, 2014

Significant Accounting Policies

The Company has identified the following items as significant accounting policies.

Valuation of Investments

Champion Investments, Inc. will measure the value of our investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or “ASC Topic 820”, issued by the Financial Accounting Standards Board, or “FASB”. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants.

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Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors our team considers relevant. Our Board will make this fair value determination on a quarterly basis or at such other times when the Board feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our management team;

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•	Preliminary valuation conclusions are then documented and discussed with our Valuation Committee;

•	Our Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board;

•	In the future, when the Company’s investment portfolio totals at least ten (10) investments with an aggregate value in excess of $2,500,000, then annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, our Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10.0% of our gross assets) independently reviewed; and

•	Our Board then discusses valuations and determines, in good faith, the fair value of each investment in our portfolio based on the input of the independent valuation firm, when appointed, and our Valuation Committee.

Debt Investments

The debt investments are primarily loans made to venture growth stage companies focused in technology, life sciences and other high growth industries. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these type of debt instruments and thus our team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of our debt investments, we compare the cost basis of the debt investment, which may include original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to our investments, in order to determine a comparable range of effective market interest rates for our investments. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance, the portfolio company's current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Increases (decreases) in these unobservable inputs could result in a significantly higher (lower) fair value measurement.

Under certain circumstances, we may use an alternative technique to value the debt investments that better reflects the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm's length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. We adjust the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to our investment. We may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company's financial or operational performance. We may also reference comparable transactions and/or secondary market transactions to estimate fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

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Income Recognition

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that we expect to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with our debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized market discounts are recorded as interest income. Upon prepayment of a loan or debt security, unamortized loan origination fees and unamortized market discounts are recorded as interest income. EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the EOT payment using the effective interest method as non-cash income. The EOT payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due.

For the years ended December 31, 2014 and 2013, the Company had no interest income. For the quarter ended March 31, 2015, the Company had interest income of $400.

Realized/Unrealized Gains or Losses

We measure realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. We report changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments in the statement of operations.

The Company’s Board of Directors will ultimately and solely be responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

Use of estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company will deposit its cash in financial institutions and, at times, such balances could be in excess of the Federal Deposit Insurance Corporation insurance limits.

Dividends and distributions

Dividends and distributions to common stockholders will be recorded on the record date. The amount to be paid out as a dividend or distribution will be determined by the Board and is based upon the earnings estimated by management.

For the years ended December 31, 2013 and 2012, the Company did not pay any dividends to the common stockholders, respectively.

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Deferred financing costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts will be amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings.

As of December 31, 2014 and 2013, the Company had no deferred financing costs, respectively.

Amortization expense

For the years ended December 31, 2014 and 2013 the Company had no amortization costs, respectively.

Deferred offering costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. As of December 31, 2014 and 2013, the Company had no deferred offering costs, respectively.

Recent accounting pronouncements

BUSINESS

Overview

Champion Investments, Inc. is an internally managed, closed-end, non-diversified investment company that intends to be regulated as a Business Development Company under the Investment Company Act of 1940, as amended, or the 1940 Act. As a Business Development Company, the Company is subject to certain constraints, including limitations imposed by the 1940 Act and the Code. Champion Investments, Inc. specializes in identifying, developing and merging new, unique and disruptive ideas, technology, products and their organizations with investment capital. The Company’s primary expertise and investment focus will be in the early stage or emerging sectors within the technology, medical and consumer product industries, in which we believe we have particular expertise, based upon the .. Utilizing both private and public funds as well as the power of its own stock, the Company seeks to make strategic investments whereby all parties involved can expect to increase their revenues, profits and shareholder value, both in the short and long run.

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured convertible loans with options, warrants or minority equity securities in early stage and emerging companies. The Company seeks to generate strong net returns by assembling a diversified portfolio of investments across the medical, technology and consumer industries, in which we believe we have particular expertise. These companies typically will have sufficient cash flow to cover debt service and, to a lesser extent, tangible and intangible assets available as collateral and security against our loan. We believe this provides us with an attractive return profile, while protecting principal and increasing the likelihood of repayment.

The Company will primarily target U.S. enterprises controlled by entrepreneurs or family-owned organizations that require capital for growth, acquisitions or recapitalizations. The Company seeks to partner with strong management teams executing long-term growth strategies. We intend to register to be treated as a BDC under the 1940 Act.

Our Investment Strategy

The proprietary investment strategies of Champion Investments are designed to take advantage of the best possible downside coverage with regard to overall risk as well as taking full advantage of the potential upside of its investments. These strategies are designed to provide investments with stronger income returns as well as larger asset appreciation than investment strategies utilized by competitive angel investors, venture capitalists or other potential funding institutions.

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The Company intends to invest primarily in early-stage enterprises which can provide the best returns for income as well as investment asset appreciation. These enterprises have immense difficulties in raising capital and therefore will be more accepting and agreeable to the customized capital financing and proprietary investment strategies designed by the Company.

The investment strategies of Champion Investments, Inc. will focus on the best opportunities for its shareholders in four investment core categories: Micro-Investments, Recapitalizations, Special Growth and Acquisitions. By employing these multiple investment strategies, the Company’s model is intended to increase its flexibility to capitalize on opportunistic investments and exits, while mitigating relative risk. The management team of the Company believes these high-impact, relatively lower investment categories are currently underserved by traditional sources of individual and institutional investors.

As part of its overall proprietary investment strategies, the Company intends to utilize its corporate public stock as an additional incentive for entrepreneurs and emerging organizations, which can provide a substantial upside for their enterprises or themselves during the existence of our investment in their corporation and beyond.

The Company seeks to create a diverse portfolio that includes secured convertible loans, options, warrants or minority equity securities by primarily investing approximately $100,000 to $500,000 of capital, on average, and Company stock in the securities of early stage and emerging companies. The Company may also selectively invest more than these amounts in some of its future portfolio companies and generally expect that the size of the Company’s individual investments will vary proportionately with the size of its capital base. Typically, the debt in which we invest will not initially be rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in one to two years from our investment.

We typically will not limit our loan commitments to a percentage of a traditional borrowing base, although we will attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. Further, we believe that we will benefit from our long-standing relationships with many private equity and venture capital firms.

Investment Criteria/Guidelines

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in secured convertible loans with options, warrants or minority equity securities in early stage and emerging companies. The Company seeks to generate strong net returns by assembling a diversified portfolio of investments across the medical, technology and consumer industries.

The Company primarily target U.S. enterprises controlled by entrepreneurs or family-owned organizations that require capital for growth, acquisitions or recapitalizations. The Company seeks to partner with strong management teams executing long-term growth strategies.

Target businesses will typically exhibit some or all of the following characteristics:

1. Sustainable positions in their respective markets

2. Scalable revenues and obtainable operating cash flow

3. Experienced management teams with successful track records

4. Stable, predictable cash flows with low market risks

5. Low capital expenditures requirements

6. USA base of operations

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7. Products, services or distribution channels having distinctive competitive advantages

8. Defensible niche strategy or other barriers to entry; and

9. Demonstrated growth strategies

While the management team believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company and addition criteria may be added from time to time to reflect the market opportunities.

Investment Process Overview

The Company views its investment process will consist of four distinct phases described below:

Origination

The management team will source investment opportunities through its access to a network of various contacts developed over the years in the financial services and related industries. Among these contacts is an extensive network of private equity firms and venture capital relationships. Additional sources will be derived from various digital media sources and through the Company’s public relations campaign.

The senior transactional professionals of Champion Investments will supplement these leads through personal visits, seminars, conferences and marketing campaigns. It will also be their responsibility to identify specific opportunities, to refine opportunities through exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve a client company’s early financing needs. The Company’s origination personnel are located in offices in Houston, Texas and the Dallas/Ft. Worth, Texas area. Each originator will maintain and be held responsible for covering a specified target market. The Company believes these originators’ strength and breadth of relationships across the defined markets listed above can generate numerous financing opportunities, which The Company believes will enables Champion Investments, Inc. to be highly selective in recommending investments for the Company’s portfolio.

Underwriting

The Company intends to utilize a systematic, consistent approach to underwriting developed with a particularly strong focus on determining the value of a business in a downside scenario. The key criteria that the Company will consider includes:

(1) Strong and resilient underlying business fundamentals,

(2) A reasonable equity cushion in the form of capital to the Company’s investment; and

(3) A conclusion that the overall ‘‘downside’’ risk is manageable.

The Company will focus on the criteria developed by the management team for evaluating prospective portfolio companies. In evaluating a particular company, more emphasis will be put on credit considerations such as (1) loan-to-value ratio (which is the amount of the Company’s loan divided by the enterprise value of the corporation in which the Company is investing), (2) the ability of the enterprise to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the organization to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn versus profit potential and loan pricing.

The Company’s due diligence process for portfolio investments will typically entail:

1.	A thorough review of historical and pro forma financial information,

2.	On-site visits,

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3.	Interviews with management and employees,

4.	A review of loan documents and material contracts,

5.	Accounting due diligence,

6.	When appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors, and the commission of third-party market studies when appropriate.

Execution

In executing transactions for the Company, through a consistent approach to underwriting and careful attention to the details of execution, the management team will seek to close transactions as fast as or faster than competitive financing providers while maintaining its discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing.

Upon completion of due diligence, the investment team will deliver a memorandum to the Company’s investment committee. Once an investment has been approved by the investment committee on a consensus basis, it will move through a series of steps, including initial documentation using Company document templates and final documentation including resolution of business points and the execution of original documents. Upon completion of final documentation, an investment will be funded upon the execution of an investment committee memorandum by members of the Company’s investment committee and approval by the Company’s Board of Directors.

Monitoring

The management team will view active portfolio monitoring as a vital part of the Company’s investment process. Consideration will be given regarding Board of Director seats, board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to the Company’s performance. The Company will use a monitoring template that is designed to reasonably ensure compliance with these standards. This template will be used by the Company as a tool to assess investment performance relative to the Company’s investment plan. In addition, the Company’s portfolio companies may rely on the management team to provide them with financial and capital markets expertise. As part of the Company’s monitoring process, the management team will regularly assesses the risk profile of each of the Company’s investments.

Investment Committee

The purpose of the Company’s investment committee, which is comprised of officers and directors of Champion Investments, Inc., will be to evaluate and approve all of the Company’s investments, subject to the oversight of the Company’s board of directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment.

The investment committee currently consists of Desmonde Cowdery, Robert Hill, Steven Morgan and Marion Wright. The investment committee will serve to provide investment consistency and adherence to the Company’s core investment philosophy and policies. The investment committee also will determine appropriate investment sizing and suggest ongoing monitoring requirements. In addition to reviewing investments, the investment committee meetings will serve as a forum to discuss credit views and outlooks. Potential transactions will be reviewed on a regular basis. Members of the management team will be encouraged to share information and credit views with the investment committee early in their analysis. The Company believes this process will improve the quality of the analysis and assists the management team members to work more efficiently.

Each transaction will be presented to the investment committee in a formal written report. All of the Company’s new investments must be approved by a consensus of the investment committee and the Board of Directors for the Company.

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Investment Structure

Once the Company determines that a prospective portfolio company is suitable for investment, the management team will work with the management of that organization to structure an investment. The management team will negotiate to agree on how the Company’s investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

The Company structures its investments, which typically will have maturities of one to three years, as follows:

Convertible Secured Loans

The Company will structure these investments as convertible secured loans. The Company will obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower and may include personal signatures of the Founders. The Company’s convertible secured loans may provide for moderate loan amortization in the early months or years of the loan, with the majority of the amortization deferred until loan maturity.

Options, Warrants and Non-Controlling Equity Securities

In some cases, the Company may also receive nominally priced warrants or options to buy a non-controlling equity interest in the portfolio company in connection with a loan or non-controlling equity securities received as an incentive for executing the loan. As a result, as a portfolio company appreciates in value, the Company may achieve additional investment return from this equity interest. The Company may structure such warrants to include provisions protecting the Company’s rights as a non-controlling interest holder, as well as a ‘‘put,’’ or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, the Company may also seek to obtain registration rights in connection with these equity interests, which may include demand and ‘‘piggyback’’ registration rights.

The Company expects to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects the Company’s rights and manages its downside risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results.

The management team will seek to limit the downside potential risk of the Company’s investments by:

1.	Selecting investments that the Company believes has a very low probability of loss;

2.	Requiring a total return on the Company’s investments, including both interest and potential equity appreciation, that the Company believes will compensate Champion Investments, Inc., appropriately for credit risk

3.	Negotiating covenants in connection with the Company’s investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of the Company’s capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the Board of Directors under some circumstances.

Champion Investments, Inc. expects to hold most of its investments to maturity or repayment, but may sell some of its investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

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Valuation Procedures

We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP, the 1940 Act and SBA valuation guidelines. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment team or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms may be engaged by, or on behalf of, the Board of Directors to conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment team and, where appropriate, the respective third-party valuation firms.

 Determination of the fair value involves subjective judgments and estimates that may not always be susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In making the good faith determination of the value of these securities, we will start with the cost basis of the security. We will prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We will also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates will include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we will begin with our investment rating of the security as described above. Using this investment rating, we will seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.

As part of the fair valuation process, the investment committee will review, if engaged, the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm, if engaged, will respond to the preliminary evaluation to reflect comments provided by the investment committee. The investment committee will review the final valuation report and management’s valuation recommendations and make a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the investment committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”

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Managerial Assistance

As a Business Development Company, we will offer, and must provide, upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We believe, based on our management team’s combined experience in varying operational, strategic and consulting roles, that we can offer this assistance effectively. The Company may receive fees for these services as applicable, for its allocated costs in providing such assistance, subject to the review and approval by the Company’s Board of Directors, including the Company’s independent directors.

Market Opportunity

We believe that the current credit environment provides significant opportunities to achieve attractive returns on the types of cash flow-based loans to early-stage, smaller and lower middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from early-stage, smaller and lower middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. The Company will review investment opportunities throughout the United States.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to early-stage, smaller and lower middle-market companies provide a strong market environment.

Strong Demand For Capital Coupled with Fewer Providers. We believe there has been a combination of growing demand for capital and an underserved market for capital addressing early-stage, smaller and lower middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

•	recent domestic and international regulatory changes and continued ownership of legacy assets have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to smaller and lower middle-market companies;

•	the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

•	the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

We expect bank lending to early-stage, smaller and middle market companies to continue to be constrained for several years as the Basel Committee on Banking Supervision’s international regulatory framework for banks, also known as the Basell III rules, phase in. Lending activity of smaller U.S. commercial banks (defined as banks with $100 million to $1.0 billion in assets), which we believe lend to the smaller and lower middle-market companies, remains constrained and has continued to contract since the 2008 crisis. In addition, the number of FDIC-insured commercial banks and savings institutions has declined from 1998 through December 2012 by approximately 32%. We believe that the relative decline in competition will drive a higher volume of deal flow to us.

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Competitive Strengths

We believe that we are well positioned to take advantage of investment opportunities in early-stage, smaller and lower middle-market companies due to the following competitive advantages:

•

Focus on Seasoned, Early-Stage, Smaller and Lower Middle-Market Companies in Underserved Capital Markets.

Our capital will be invested in companies that need growth capital. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better return profiles than loan terms to larger, more mainstream companies. We will generally seek to avoid aggressive, direct competition with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with competitive biddings. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we intend to have a historical track record with numerous investment firms and deal sources across the United States. We believe we are well positioned to continue to source high quality investment opportunities.

•

Flexible, Customized Financing Solutions to Provide Attractive Returns.

Based on our prior experience, we can offer our portfolio companies a variety of attractive financing structures to meet their capital needs. We expect to focus on convertible debt investments, coupled with equity interests, either in the form of detachable warrants or equity investments. In addition, our debt investments shall have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control.

•

Disciplined Underwriting Policies and Rigorous Portfolio Management.

We will pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly or we are invited to invest as part of a lending syndicate. Our investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, review of industry data and analyst coverage and, if needed, consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes will continue during the portfolio monitoring process, when we will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies

•

Established Direct Origination Platform with Deal Sourcing Infrastructure.

Our investment team has reviewed, on average, approximately 150 investment opportunities per year since 1995. We believe our team’s track record, extensive experience in specific industries and relationships with multiple private equity firms and venture capital organizations will strengthen our deal flow channels and will lead to new ones. Our investment team will seek to leverage its extensive network of additional referral sources, including financial, operational and strategic consultants and financial institutions. All these relationships should enable us to review a significant amount of high quality, direct deal flow, lead to a stable, continuing source of high quality investment opportunities, and will provide significant benefits to our investments, such as thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding.

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Competition

We will compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs and other BDCs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in early stage, smaller and lower middle-market companies. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of our experience and reputation, our willingness to make smaller investments than other specialty finance companies, the contacts and relationships of our investment team, our responsive and efficient investment analysis and decision-making processes, and the investment terms we will offer.

We believe that certain of our competitors may make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Properties

Our executive offices are located at 5850 San Felipe, Suite 111, Houston, TX 77057. We believe that our office facilities, which are leased, are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Champion Investments is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Board Leadership Structure

The Board of Directors of the Company oversees the management of Champion Investments. The Board of Directors currently consists of three members, two of whom are not “interested persons” of Champion Investments Inc. as defined in Section 2(a) (19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an investment committee, audit and compliance committee, and a valuation committee and may establish additional committees in the future. Our Board of Directors will monitor and perform an oversight role with respect to the business and affairs of Champion Investments, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Champion Investments. Among other things, our Board of Directors will approve the appointment of our investment team and officers, review and monitor the services and activities performed by our investment team and executive officers and approve the engagement, and review the performance of our independent public accounting firm.

Under Champion Investments’ bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Champion Investments and its stockholders at such times.

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Mr. Morgan serves as the Chairman of our Board of Directors. Mr. Morgan is an “interested person” of Champion Investments as defined in Section 2(a) (19) of the 1940 Act because he is our Chief Executive Officer and due to his stock control through affiliates.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the needs of Champion Investments.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Steven C. Morgan	67	Chief Executive Officer and Chairman of the Board of Directors	2009	2015
Independent Directors
Marion P. Wright	63	Director	2013	2015
Robert F. Hill	66	Director	2014	2015

The address for each of our directors is c/o Champion Investments Inc., 5850 San Felipe, Suite 111, Houston, TX 77057.

Executive Officers Who Are Not Directors

Name	Age	Position
Desmonde C. A. Cowdery	61	Chief Financial Officer, Chief Compliance Officer
Kerri G. Parsons, PhD	54	Vice President, Investor Relations

The address for each of our directors is c/o Champion Investments Inc., 5850 San Felipe, Suite 111, Houston, TX 77057.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a) (19) of the 1940 Act.

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Interested Directors

Steven C. Morgan has been directly involved and accountable for the total restructuring of the Company to include its current business model, capital structure and financial condition. Through his efforts, the Company has eliminated approximately $6 million in liabilities and 1.8 billion in stock options and 50 million shares of preferred stock. From 1995 to the present, Mr. Morgan has also been the Founder and Managing Director of AmeriFinancial, LLC, a Houston, Texas-based organization that specializes in providing entrepreneurs and emerging organizations, advisory services with regard to business model development, financial modeling, management recruiting and capital raising efforts. During his career, as principal, investor or agent, Mr. Morgan has been responsible for the development, operations or financing of more than 60 different companies in the technology, medical, manufacturing, energy, food, retail, hospitality, construction, and entertainment and real estate industries. Prior to founding AmeriFinancial, from 1978-1993, Mr. Morgan was the Founder, Chairman and Chief Executive Officer of Hospitality Investments, Inc., an operating hospitality and real estate organization with approximately 350 employees. During this period, Mr. Morgan designed, developed and operated 15 different food and beverage concepts located in New York, New Jersey, Pennsylvania and Delaware. In addition, Mr. Morgan was responsible for the purchase negotiations, financing, design, development and operation of numerous commercial and residential projects in upper income locations and resort areas in the states of New Jersey and Pennsylvania.. Additional organizations founded and operated by Mr. Morgan within this period included a regional advertising and marketing agency, which offered creative, media and marketing services to its clients and an acoustical engineering and audio corporation, which specialized in audio products and services to large music entertainment centers and other large commercial entities. Before 1978, Mr. Morgan was selected as the youngest Vice President in the history of Servico, a publicly held entity specializing in acquiring, developing and operating hotels across the United States. In this capacity, Mr. Morgan was responsible for all union and non-union hotel operations in the Northeast section of the United States with locations in New York City, Connecticut and Pennsylvania. He was also held accountable for the direct oversight of the Company’s premiere flagship hotel and brand. Mr. Morgan received his business degree from Washington University in Saint Louis, Missouri and his MBA degree from the University of Cincinnati.

Independent Directors

Marion P. Wright brings over 40 years’ experience with both major and independent oil companies in a career that covered much of the world including onshore and offshore assignments on six continents. Mr. Wright began his career with Shell Oil Company where he advanced through various domestic and international technical and management assignments with increasing responsibility. He later worked for Pennzoil where he was Director of International Engineering & Operations followed by Devon Energy, ExxonMobil CIS and Chevron North America. Currently, Mr. Wright serves as a Senior Executive for Texas Petroleum Investment Company based in Houston, Texas. He manages Eastern Division development and exploration, all corporate reserve reporting, business analysis and budgeting, as well as advises on acquisitions and divestitures for the firm. Mr. Wright holds a Bachelor of Science Degree in Petroleum Engineering from Mississippi State University.

Robert F. Hill has over 30 years of financial and operational experience in construction, agricultural and food related industries. The Company considers Mr. Hill a vital addition to the overall management talent and team of the Company. In 1998, Mr. Hill founded Integrated Solutions, a business consultancy, which specializes in financial management, tactical planning and core growth strategies for numerous clients in the construction, agriculture, food processing and financial service industries. The breadth of the firm’s expertise and services have included start-up strategies, infrastructure development and short/medium/and long term goal establishment, bench mark creation and the implementation of proper financial budgets, controls, reporting, taxation and respective accounting personnel. Since its inception, Mr. Hill has been directly involved in providing financial assistance to over 20 early stage, emerging or small business enterprises. Prior to the establishment of his consultancy business, Mr. Hill was a senior accountant for Ernst & Young, a multinational professional services firm that is the third largest professional services firm in the world and is recognized as one of the "Big Four" accounting firms. In his capacity, Mr. Hill was responsible for the management of the accounting for this firm’s clients in the agricultural industry. Previous to this post, from 1977-1989, Mr. Hill was the Senior Manager for Hohener Meat Company, the largest meat packing firms in the bay area of California. During his tenure, Mr. Hill was held accountable for all purchasing and sales operations as well as the supervision of the firm’s California and Idaho labor force. Mr. Hill attended the University of the Pacific located in Stockton, California where he majored in Business Administration. He completed his undergraduate studies at California Polytechnic State University, where he received his undergraduate degree in Business Administration with an emphasis in Economics. Mr. Hill also completed postgraduate degree work toward a Masters in Taxation at California State University, located in Hayward, California.

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Executive Officers Who Are Not Directors

Desmonde C.A. Cowdery,

Mr. Desmonde Cowdery is the Chief Financial Officer and Chief Compliance Officer of the Company. Mr. Cowdery has over 30 years of financial management experience in both public and private companies including financial management of private equity backed businesses, entrepreneurial and emerging growth companies and international multi-location public companies. From 2006 to 2012, Mr. Cowdery was the Chief Financial Officer for Wilson-Mohr Inc., a multi-location value-added distributor of industrial control and automation equipment based in Houston, Texas. Under his financial leadership, the firm’s annual sales expanded from $15 million to over $60 million through a combination of five strategic acquisitions and organic growth. From 2001 to 2006 and 2012 to 2014, Mr. Cowdery, was Founder and President of DNR Associates, a strategic CFO consultancy that specialized in assisting enterprises in their transitional change periods which included high growth situations, mergers & acquisitions and turnaround situations. During these periods, Mr. Cowdery had several consultancy clients for whom he offered financial planning, accounting and strategic advisory services. Previous to this, from 1997 to 2001, Mr. Cowdery was the CFO of a regional homebuilder in Houston and an international oilfield drilling services organization with operations in South America. For Royce Homes, he established over $50 million in credit facilities and implemented an innovative off balance sheet model home financing program that released over $1.0 million of cash flow. Prior to this position, from 1994-1997, Mr. Cowdery was the Chief Financial Officer of Isotag LLC., an early-stage entity that was developing innovative microscopic identification, security and marking products for liquid processing industries. During this period, Mr. Cowdery prepared the strategic business plan and private placement offering memorandum resulting in over $4 million of capital from investors. From 1988 to 1994, Mr. Cowdery held two positions at Inchcape Testing Services Inc., the US- subsidiary of a London-based FTSE-100 public company, including Regional CFO/Americas, and General Manager of Latin American Operations. As CFO, he was responsible for the accounting, finance, administration and IT functions for more than a dozen companies that covered a geographic region stretching from Argentina to Canada. He was also responsible for the firm’s business development function during an aggressive M&A program, which resulted in a $20 million acquisition. As GM/Latin America, Mr. Cowdery assumed responsibility for a region that had recently lost over $2,000,000. Within 18 months under his leadership, the region was profitable and exceeded budgets. From 1978 to 1988, Mr. Cowdery held various posts at Geosource Inc. and its successor company, Moorco International, in the accounting and finance departments. As Treasurer at Moorco, he was part of a management group that executed a $125 million leveraged buy-out of the manufacturing assets from Geosource. In addition, under his tenure, senior debt was reduced by 45%. Mr. Cowdery holds an MBA in Finance from the University of Houston and is an Associate of the Institute of Chartered Accounts in England & Wales (ACCA).

Dr. Kerri G Parsons,

Since 2007, Dr. Parsons has been a Managing Director of AmeriFinancial, LLC., a private advisory firm with offices in Houston and Fort Worth, Texas. Her responsibilities include working with start-up or early-stage entrepreneurs to fully develop and accurately document their plans, business models and operating strategies as well as their fundraising activities. Dr. Parsons has also played a key role in the development and growth of the Life Sciences division of the Company, with a distinct focus on medical devices, prescription, over-the-counter pharmaceuticals and healthcare services. Prior to this, from 2005 to 2007, Dr. Parsons served as the Executive Director for Partnerships for Aging in Manhattan, Kansas, a not-for-profit organization recognized as the largest regional gerontology association in the United States. Dr. Parsons led the firm’s national strategy to educate the public on aging issues and connect consumers to the network of national, state or community organizations who could either assist or provide resources to an aging population. From 2001 to 2005, Dr. Parsons enjoyed a successful career with Kansas State University in Manhattan, Kansas. She performed the duties of Extension Aging Specialist for the State of Kansas and the United States Department of Agriculture. Her responsibilities encompassed the development, implementation and direct oversight of programs for the elderly and lead researcher. In addition, she was the legislative liaison in the state of Kansas for the elderly. In her earlier roles, Dr. Parsons accomplished such notable achievements as the youngest nominated fellow for Partnerships for Aging, a member of the US legislative task force committees on aging, national spokesperson for National Family Caregiver’s Association and the host of a monthly call-in radio talk show for Kansas caregivers. Dr. Parsons received her Bachelor of Science in Experimental Psychology, Master of Science and Doctor of Philosophy in Developmental Neuropsychology from Texas Tech University in Lubbock, Texas. She then specialized in Gerontology with a continued focus on Alzheimer’s, Parkinson’s and family caregiving.

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Valuation Committee

The members of our Valuation Committee, which was formed in January 2015, are Steven C. Morgan and Desmonde Cowdery. The Valuation Committee is responsible for assisting the Board in valuing investments that are not publicly traded or for which current market values are not readily available. Our Board and the Valuation Committee intends to utilize the services of an independent valuation firm to assist them in determining the fair value of these securities, once the total number of investments in the portfolio exceeds ten (10) and the aggregate value of the portfolio exceeds $2.5 million. The Board intends to increase the size of the Valuation Committee in future years.

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the 1940 Act. A director of a BDC shall be considered to be independent if he or she is not an “interested person” of Champion Investments, as defined in Section 2(a) (19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Morgan, as a result of his position as our Chief Executive Officer and his affiliated stock control.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

Compensation

At the time of this registration, Champion Investments does not have a compensation committee and does not retain any compensation consultants.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2014.

Name	Fees Paid in Cash	Other Compensation (1)	Total
Interested Directors
Steven C. Morgan (2)	60,000	0	60,000
Independent Directors
Marion P. Wright	0	10,800	10,800
Robert F. Hill (3)	0	0	0

1.	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

2.	The fees paid to Mr. Morgan in 2014 were compensation for serving as the Chairman of the Board and Chief Executive Officer of the Company from the time of his election in 2009.

3.	Since his election on June 14th, 2014, Mr. Hill has not received any compensation for serving on the Board of Directors.

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The compensation plan for 2015 for the independent Directors of Champion Investments is based on a monthly fee of $1,000 which will be paid in the form of common stock at the market quotation rate per share on the last day of the relevant period. Independent Directors will also receive reimbursement of all reasonable out-of-pocket expenses incurred in connection with conducting their duties as a Board member or as a member of any committee of the Board. We intend to obtain directors' and officers' liability insurance on behalf of our directors and officers. No compensation is paid to directors who are "interested persons," as such term is defined in Section 2(a) (19) of the 1940 Act.

Compensation of Executive Officers

The Company has certain compensation agreements with each Corporate Officer. These agreements include shares of common stock that may be issued in addition to salaries as incentives to the Officers of the Company. These common stock shares are granted in connection with certain officers’ initial engagement agreements, which could result in up to four million shares of common stock being granted in the future among these individuals if certain milestones are met and achieved by the Company.

In the calendar year ending December 31, 2013, there were no salaries or wages paid to any officer of the Company.

During the calendar year ended December 31, 2014 Mr. Steven Morgan received compensation of $60,000 for serving as Chief Executive Officer of the Company from the time of his election in April 2009. In the calendar year ending December 31, 2013, there were no salaries or wages paid to any other officer of the Company.

Indemnification Agreements

We have entered into indemnification agreements with our Directors. The indemnification agreements are intended to provide our Directors the maximum indemnification permitted under Nevada law and the 1940 Act. Each indemnification agreement provides that Champion Investments shall indemnify the Director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Nevada law and the 1940 Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Steven Morgan is the Chairman and Chief Executive Officer of Champion Investments, Inc. Mr. Morgan is also the Managing Director of AmeriFinancial, which holds 40.365 million common stock shares of Champion Investments, Inc.

Dr. Kerri Parson is Vice President, Investor Relations of Champion Investments, Inc. Dr. Parsons is also a Managing Director of AmeriFinancial, which holds 40,365,000 common stock shares of Champion Investments, Inc. Kerri Parsons does not hold any shares of AmeriFinancial. Kerri Parsons holds 431,000 shares of common stock in Champion Investments, Inc., which is less than 1% of the shares outstanding.

On March 1, 2014 Marion P. Wright was added as an Independent Director on the Board of Directors of Champion Investments, Inc. Mr. Wright holds 4.45 million shares of common stock in Champion Investments, Inc., which represents less than 6% of the shares outstanding.

On June 14th, 2014, Robert F. Hill was added as an Independent Director on the Board of Directors of Champion Investments, Inc. Mr. Hill may be considered to indirectly beneficially influence up to 425,000 shares, including shares held by Carolyn Hill and Bryan Hill of Morro Bay, California and Oxnard, California, respectively, and Scott Hill of Melrose, Massachusetts, whom are immediate family.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 31, 2015, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, Champion Investments believes that each beneficial owner set forth in the table has sole voting and investment power.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Class (2)
Interested Directors
Steven C. Morgan (3)	0	*

Independent Directors
Marion P Wright	4,450,000	5.9%
Robert F. Hill (4)	0	*

Executive Officers
Desmonde Cowdery	105,000	*
Kerri G. Parsons	431,000	*
Executive Officers and Directors as a Group	4,986,000	6.6%

Other Principal Stockholders
AmeriFinancial, LLC	40,365,000	53.6%
Ronald O. Parsons	10,000,000	13.2%

(*) Represents less than one percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock and preferred stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock and preferred stock listed in this table.

(2)	Based on a total of 75,307,167 shares of our common stock issued and outstanding on March 31, 2015.

(3)

Mr. Morgan, has indirect beneficial ownership of 40,365,000 shares held by AmeriFinancial, LLC, of which Mr. Morgan is the Managing Director. AmeriFinancial owns 53.6% of Champion Investments, Inc. and itself is wholly owned by immediate family of Mr. Morgan. The address for AmeriFinancial is 5850 San Felipe, Suite 111, Houston, TX 77057.

(4)	Mr. Hill has indirect beneficial ownership of 425,000 shares held by Carolyn Hill, Scott Hill, and Bryan Hill of Morro Bay, California, Melrose, Massachusetts and Oxnard, California, respectively, whom are immediate family.

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DETERMINATION OF NET ASSET VALUE

Determinations in Connection with our Investments

 We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

 Our investment assets are carried at fair value in accordance with the 1940 Act and ASC Topic 820. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board. Our investments are primarily made to venture growth stage companies in technology, life sciences and other high growth industries. Given the nature of lending to these types of companies, our investments are generally considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investments to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

We have adopted ASC Topic 820. ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

•	Level 1 —Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•	Level 2 —Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•	Level 3 —Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

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Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our management team;

•	Preliminary valuation conclusions are then documented and discussed with our Valuation Committee;

•	Our Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board;

•	In the future, when the Company’s investment portfolio totals at least ten (10) investments with an aggregate value in excess of $2,500,000, then annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, our Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10.0% of our gross assets) independently reviewed; and

•	Our Board then discusses valuations and determines, in good faith, the fair value of each investment in our portfolio based on the input of the independent valuation firm, when appointed, and our Valuation Committee.

Determination of fair value will involve subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with certain future offerings of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

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These processes and procedures will be part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A Business Development Company is regulated by the 1940 Act. A Business Development Company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A Business Development Company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A Business Development Company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a Business Development Company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a Business Development Company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the Business Development Company. Furthermore, as a Business Development Company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a Business Development Company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a Business Development Company affect our ability to raise additional capital and the way in which we do so.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a Business Development Company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

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Qualifying Assets

Under the 1940 Act, a Business Development Company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Business Development Company’s gross assets (the “70% Test”). The principal categories of qualifying assets relevant to our proposed business are the following:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a Business Development Company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the Business Development Company and has an affiliate of the Business Development Company on its board of directors;

•	does not have any class of securities listed on a national securities exchange;

•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a Business Development Company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a Business Development Company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a Business Development Company.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the Business Development Company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the Business Development Company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the Business Development Company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

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Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC under the Code. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330

Smaller Reporting Company designation and Sarbanes-Oxley Act of 2002

Champion Investments qualifies and together with the independent registered public accounting firm have deemed the Company a Smaller Reporting Company. A Smaller Reporting Company will qualify as such if, as of the last business day of its second fiscal quarter, they have a public float of less than $75 million. Not all companies that file reports under the Securities Exchange Act of 1934 are publicly traded, and so if a company cannot calculate its public float, then an alternative way to be a Smaller Reporting Company is to have annual revenue of $50 million or less.

The Securities and Exchange Commission divides reporting companies, those that file periodic reports under the Securities Exchange Act of 1934 into different categories based on size, among other factors. The Smaller companies have less stringent reporting obligations, provide less historical financial information, are exempt (under Rule 33-9142) from the provisions of the Section 404(b) internal control audit requirement of the Sarbanes-Oxley Act of 2002, and have more time within which to file their reports. Companies are required to do the analysis each year following their second fiscal quarter and, after a transition period, will then be required to file accordingly.

The Sarbanes-Oxley Act of 2002 does still imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements still do affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

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•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith and continue to monitor our qualification as a Smaller Reporting Company.

Proxy Voting Policies and Procedures

The proxy voting policies and procedures of Champion Investments are set forth below. The guidelines will be reviewed periodically by Champion Investments and our non-interested directors, and, accordingly, are subject to change. For purposes of the proxy voting policies and procedures described below, “we,” “our” and “us” refers to Champion.

Introduction

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by Champion Investments. Although we will generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes generally certain U.S. federal income tax considerations and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences applicable to an investment in the Common Stock. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect, or to differing interpretations.

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YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO TAX CONSIDERATIONS THAT PERTAIN TO YOUR ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK.

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or "Treasury regulations," each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein. A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A "non-U.S. stockholder" means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a nonresident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.

If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Election to Not Be Taxed As A RIC

As a Business Development Company, we believe we would qualify to elect to be treated as a RIC under Subchapter M of the Code. Although we believe we would qualify as a Business Development Company, we intend to not take this election. Instead we intend to utilize tax credits accumulated from prior net operating losses. In the future, after fully utilizing our tax credits, we may elect to take advantage of the favorable tax treatment under Subchapter M, as a RIC.

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As a RIC, we would generally not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we;

•	qualify as a RIC;

•	elect to be treated as such; and

•	satisfy the Annual Distribution Requirement,

Upon election to be treated as a RIC, Champion Investments generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a Business Development Company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

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In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

The remainder of this discussion assumes that we qualify and elect to be treated as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

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If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for non-corporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (five years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

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Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax. As a RIC, we are subject to alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

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Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan." Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder's adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not accepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding.

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In addition, with respect to certain distributions by RICs to non-U.S. stockholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our stockholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the dividends are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan." If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder's account.

Backup Withholding. A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act, or "FATCA," (i) beginning July 1, 2014, certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning January 1, 2017, gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, "withholdable payments," made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through "foreign financial institutions" (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based in part on relevant portions of the Nevada Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Nevada Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

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Capital Stock

Our authorized stock consists of 700,000,000 shares of common stock, par value $0.01 per share, and 80,000,000 preferred stock shares. Our common stock is listed on the OTC Pink Marketplace under the ticker symbol “CHAM”. There are no outstanding options or warrants to purchase our stock.

The following are our outstanding classes of securities as of May 13, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	700,000,000	0	75,307,167
Preferred Stock	80,000,000	0	0

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Nevada Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

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Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Nevada law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Nevada law permits a Nevada corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Nevada law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Nevada law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Nevada law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Nevada law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Nevada law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Nevada law, a Nevada corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Nevada law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We plan to enter into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Nevada law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, and partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Nevada Corporation Law and Our Charter and Bylaws

The Nevada law of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors will serve staggered terms. Upon expiration of their current terms, directors of each class will be elected to serve for an additional one to three year term and until their successors are duly elected and qualify and each year one class of directors will be elected by the majority of the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

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Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than five. Our charter provides that, at such time as we have at least two independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of the Nevada Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Nevada Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

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Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Nevada law, a Nevada corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Nevada corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Nevada Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Nevada Corporation Law provides that control shares of a Nevada corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

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A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 60 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Nevada Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 125,307,167 shares of our common stock will be outstanding. Of these shares, the 50,000,000 shares sold in this offering will be freely tradable without restriction or limitation under the Securities Act. This total does not include 50,000,000 shares issued in the Concurrent Private Placement which will be deemed "restricted securities" as that term is defined under Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act or may be sold pursuant to the safe harbors found in Rule 144 under the Securities Act, which are summarized below.

In general, a person who has beneficially owned "restricted" shares of our common stock for at least six months would be entitled to sell their securities provided that (a) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (b) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned "restricted" shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

• 1% of the total number of securities then outstanding; or

• the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

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Sales by affiliates under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. We can give no assurance as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. We can make no prediction as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See "Risk Factors—Risks Relating to this Offering."

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares in certain cases, unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

First American Stock Transfer, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 4747 N 7th Street, Suite 170, Phoenix, Arizona 85014.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We may acquire and dispose of our investments in privately negotiated transactions or use brokers in the normal course of our business. Our investment team does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Champion Investments, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While our investment team generally will seek reasonably competitive trade execution costs, Champion Investments will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment team may select a broker based partly upon brokerage or research services provided to Champion Investments or one of our portfolio companies. In return for such services, we may pay a higher commission than other brokers would charge if the investment team determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

The Company may retain one or more registered entities or individuals to act as placement agents, brokers or intermediaries (individually and collectively referred to herein as the "Placement Agent") to assist the Company with the sale of the Shares under this Offering.

The Placement Agent may receive compensation from the Company in the form of agent fee that could equal up to 5% of the aggregate purchase price of the Shares sold in this Offering. In addition, the Placement Agent may receive Shares or options to acquire Shares of the Company. The Placement Agent and its officers, employees and affiliates may purchase Shares directly in the Offering.

In addition, the Company may agree, with limited exceptions, to indemnify and hold harmless the Placement Agent for any liability or cost incurred by the Placement Agent arising from any suit, action, proceeding or investigation in connection with the Placement Agent’s acting on its behalf in the Offering. The Company may also agree to pay certain expenses of the Placement Agent in this Offering.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Daniel R. Kirshbaum, Esq., 4900 Woodway Drive, Suite 600, Houston, Texas 77056.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of Champion Investments Inc. for the year ending December 31, 2014, appearing in this Prospectus and Registration Statement, were audited by GBH CPA’s, an independent registered public accounting firm, and for the year ending December 31, 2013, were audited by Pannell Kerr Forster, of Texas, P.C., an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firms as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the Common Stock being offered by this prospectus.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which will be available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at Champion Investments Inc., 5850 San Felipe, Suite 111, Houston, TX 77057, by telephone at (832) 369-1016, or on our website at http://www.championinvestements.com ..

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements are included as Part A, “Information Required to be in the Prospectus” of the Registration Statement.

A.	2014 and 2013 Year End Financial Statements
B.	Quarterly financial statements for the Three months ended 31 March 2015 and 2014.

2. Exhibits

Exhibit Number	Description

N.1	Consent of GBH CPAs (Not included herewith)
Consent of Pannell Kerr Forster, of Texas ,P.C. (Not included herewith)

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INDEX TO FINANCIAL STATEMENTS

Years Ended 2014 and 2013 (Audited)

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders Champion Investments, Inc.

We have audited the accompanying statements of assets and liabilities of Champion Investments, Inc. (the “Company,”), including the schedule of investments as of December 31, 2014, and the related statements of operations, changes in net assets, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included verification by confirmation of securities as of December 31, 2014 by correspondence with the portfolio companies or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and schedule of investments referred to above present fairly, in all material respects, the financial position of Champion Investments, Inc. as of December 31, 2014, and the results of its operations and its cash flows for the years in then ended in conformity with U.S. generally accepted accounting principles.

Houston, Texas

April 15, 2015

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Champion Investments Inc.

Statements of Assets and Liabilities

	Years Ended December 31

	2014	2013

ASSETS

Cash and cash equivalents	$73,657	$200,147

Investments, at fair value
Non-controlled/non-affiliate company investments	329,000	457,500
Total investments, at fair value	329,000	457,500
TOTAL ASSETS	402,657	657,647

LIABILITIES
Debt	0	29,157
Accounts payable and accrued expenses	2,153	0
TOTAL LIABILITIES	$2,153	$29,157

NET ASSETS

Preferred stock, par value $0.001 per share, 80,000,000 shares authorized, zero shares issued and outstanding as of
December 31, 2013 and December 31, 2012	$0	$0

Common stock, par value $0.001 per share, 700 million shares authorized, 74,081,167 and 63,295,567 shares issued and
outstanding as of December 31, 2013 and
December 31, 2012, respectively	75,297	74,081
Additional paid in capital	9,750,031	9,608,247
Retained Deficit	-9,424,824	-9,053,838

TOTAL NET ASSETS	$400,504	$628,490

	75,297,167	74,081,167
Number of common shares outstanding
Net asset value per common share	$0.01	$0.01

See accompanying Notes to financial statements.

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Champion Investments Inc.

Statements of Operations

	Years Ended December 31

	2014	2013

INVESTMENT INCOME

From non-controlled non-affiliated investments
Interest	$0	$0
Other Income	0	0

Total Income	$0	$0

EXPENSES
Interest expense	607	0
Consulting Fees	$178,900	$390,000
Legal Services	8,710	25,000
Professional Fees	14,427	4,360
Administrative Services Expense	19,977	4,136
Other General and Administrative Expenses	11,865	4,390
Total Expenses	234,486	427,886

NET LOSS	$(234,486)	$(427,886)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND CASH EQUIVALENTS

Net realized gain/(loss)
Net realized gain/(loss)	0	0

Net change in unrealized depreciation/appreciation
Net change in unrealized depreciation/appreciation	136,500	0

Net realized gain/(loss) from investments & cash equivalents	0	0

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$370,986)	$(427,886)

EARNINGS (LOSS) PER SHARE- BASIC & DILUTED	$(0.00)	$(0.01)

See accompanying Notes to financial statements.

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Champion Investments Inc.

Schedule of Investments
December 31, 2014

INVESTMENTS IN NON-CONTROLLED,	INDUSTRY	COST	FAIR
NON-AFFILIATED INVESTMENTS			VALUE

COMMON EQUITY/INTERESTS

Active Faith, Inc.*	Retail	$307,500	$246,000
61,500 common stock shares @ $5.00 cost per share

Thru Pharma, Member Units**	Pharma	150,000	75,000
3 member units @ $50,000 cost per unit

TOTAL COMMON EQUITY/INTERESTS		$457,500	$321,000

* Purchased through issuance of Company stock in the total amount of 3,075,000 shares

* * Purchased through issuance of Company stock in the total amount of 1,500,000 shares

DEBT INSTRUMENTS

	COST	FAIR VALUE
Convertible Promissory Note with interest at 10% p.a. signed by Bill Madson. Matures September 12, 2015. Secured by Membership Unit Certificate # 11-152 for one (1) unit of Thru Pharma LLC in name of Bill Madson.	$8,000	$8,000

TOTAL INVESTMENTS	$465,500	$329,000

See accompanying Notes to financial statements.

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Champion Investments Inc.

Statements of Changes in Net Assets

	Years Ended December 31

	2014	2013

Increase (decrease) in net assets from operations:
Net Loss	$(234,486)	$(427,886)
Net Change in Unrealized Depreciation/Appreciation	(136,500)	0
Net Increase (Decrease) in Net Assets Resulting from Operations	$(370,986)	$(427,886)

Dividends and Distributions to Stockholders	0	0

Capital Share Transactions:
Net Proceeds from Shares Sold	$50,000	$200,000
Shares Issued for Investments	0	457,500
Shares Issued for Services and Settlement of Liabilities	93,000	421,060
Net Increase in Net Assets from Capital Share Transactions	$143,000	$1,078,560

Total Decrease (Increase) in Net Assets	$(227,986)	$650,674
Net Assets at Beginning of Period	628,490)	(22,184)
Net Assets at End of Period	$400,504	($628,490)

Capital Share Activity
Shares Outstanding - beginning	74,081,167	63,295,567

Shares Sold	500,000	2,000,000
Shares Issued for Investments	0	4,575,000
Shares Issued for Services and Settlement of Liabilities	891,000	4,210,600
Shares cancelled	(175,000)	0
Net Increase from Capital Share Activity	1,216,000	10,785,600

Shares outstanding - ending	75,297,167	74,081,167

See accompanying Notes to financial statements.

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Champion Investments Inc.

Statements of Cash Flows

	Years Ended December 31

	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(370,986)	$(427,886)

Non cash adjustments to reconcile net loss to net cash
used in operations:
Increase in Accounts payable	2,153	0
Net change in unrealized depreciation	136,500	0
Investment	(8,000)	0
Shares issued for services and settlement of liabilities	93,000	421,060

Net cash used in operating activities	(147,333)	(6,826)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from debt	0	6,850
Principal payments of debt	(29,157)	0
Net proceeds from issuance of common stock	50,000	200,000
Net cash provided by financing activities	20,843	206,850
NET INCREASE IN CASH AND CASH EQUIVALENTS	(126,490)	200,024
CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	200,147	123

CASH & CASH EQUIVALENTS, END OF PERIOD	$73,657	$200,147

** Non-cash investing activities in 2013 consisted of 4,575,000 shares of common stock issued in exchange for the Company's new investments in two companies in the amount of  $457,500

See accompanying Notes to financial statements.

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Champion Investments, Inc.

Notes to the Financial Statements

Note 1. Organization

Champion Investments, Inc. is an internally managed management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

The Company intends to make investments in US-based early stage, emerging and small to middle-market enterprises in the technology, medical, life sciences and consumer sectors with revenues or valuations of less than $25 million.

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in talented and proven entrepreneurial managers and firms who are in need of additional financial resources, minority-ownership capital or management expertise to assist them in the continued expansion and successful growth of their businesses.

The investment strategies of Champion Investments, Inc. will focus on the best opportunities for its shareholders in four investment core categories: Micro-Investments, Recapitalizations, Special Growth and Acquisitions. By employing these multiple investment strategies, the Company’s model is intended to increase its flexibility to capitalize on opportunistic investments and exits, while mitigating relative risk. The management team of the Company believes these high-impact, relatively lower investment categories are currently underserved by traditional sources of individual and institutional investors.

The Company seeks to create a diverse portfolio that includes secured convertible loans, options, warrants or minority equity securities by primarily investing approximately $100,000 to $500,000 of capital, on average, and Company stock in the securities of early stage and emerging companies. The Company may also selectively invest more than these amounts in some of the Company’s future portfolio companies and generally expect that the size of the Company’s individual investments will vary proportionately with the size of the Company’s capital base.

To execute these diversified strategies, the Company has assembled a management team comprised of expertise in early-stage investment funding in medical, technology and retail product organizations and emerging small business marketing and management organizations.

As of December 31, 2013, the Company’s portfolio at fair value was comprised of equity investments purchased with common stock of the Company valued at $0.10 per share. Investments were made in a medical products firm, THRUPHARMA, LLC. dba pharmaCline, a life science company specializing in pathogen genomics, bioinformatics and therapeutics and Active Faith, Inc., a consumer sports apparel firm.

As of December, 2013, the Company had equity investments in these two portfolio enterprises, with an estimated fair market value of $457,500.

During September 2014, the Company invested in a Convertible Promissory Note with a principal balance of $8,000 due March 2015 at an interest rate of 10% per year. This note was amended and is now due in September 2015. At the Company’s option, at any time that the note is in effect, the Company may convert the principal and interest due into one half (1/2) unit of Thru Pharma LLC membership interest. The note is secured by one unit of Thru Pharma LLC membership interest.

As of December, 2014, the Company had equity and debt investments with an estimated fair market value of $329,000.

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Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation

The accompanying financial statements of the Company and related financial information have been prepared in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’). In the opinion of management, the financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the years presented.

Fair value of financial instruments

The Company applies fair value to all of its financial instruments. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date. The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. The Company uses judgment and considers factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets.

Level 2: Level 2 inputs are inputs, other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly.

Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data.

The fair value hierarchy tables in Note 4 sets forth our assets that are measured at fair value on a recurring basis by level as of as of December 31, 2014.

The Company values its current investments in non-publically traded companies based on its knowledge of recent sales in private placement transactions adjusted for factors management feels is appropriate.

Any changes to the valuation methodology are reviewed by management and the Company’s Board of Directors (the ‘‘Board’’) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. The Company performed valuation calculations on its investments as of December 31, 2014, in accordance with GAAP, resulting in unrealized losses of $136,500.

Use of estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Consolidation

The Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.   The Company did not have any such subsidiaries as of December 31, 2014.

Cash and cash equivalents

Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances could be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company had no investments in cash equivalents throughout 2014.

Revenue recognition

Investments and related investment income

Interest income is accrued by the Company based upon the outstanding principal amount and contractual interest terms of its investments. In addition, the Company may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Original issue discounts and market discounts or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. All other income is recorded into income when earned.

For the years ended December 31, 2014 and 2013, the Company received no interest income.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the statements of operations.

Dividends and distributions

Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend or distribution is determined by the Board of Directors and is based upon the earnings estimated by management.

For the years ended December 31, 2014 and 2013, the Company did not pay any dividends or distributions to the common stockholders.

Stock-based compensation

The Company accounts for stock-based awards to employees using the fair value based method to determine compensation for all arrangements where shares of stock or equity instruments are issued for compensation.

In addition, the Company accounts for stock-based compensation to nonemployees in accordance with the accounting guidance for equity instruments that are issued to others than employees.

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Income taxes

Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized. All available evidence, both positive and negative, is considered to determine whether a valuation allowance for deferred tax assets is needed. Items considered in determining our valuation allowance include expectations of future earnings of the appropriate tax character, recent historical financial results, tax planning strategies, the length of statutory carryforward periods and the expected timing of the reversal of temporary differences.

The Company recognizes tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We record income tax related interest and penalties, if applicable, within current income tax expense.

Earnings per share

Basic earnings per share (“EPS”) is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis. In computing diluted EPS, only potential common shares that are dilutive, those that reduce earnings per share or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive.

As of December 31, 2014, the Company did not have any outstanding stock options. At December 31, 2013 options to purchase an aggregate 1,000,000 shares of the Company’s common stock was not included in the EPS calculation as they would be anti-dilutive. These stock options expired unexercised in April 2014.

Subsequent events

The Company has analyzed its operations subsequent to December 31, 2014 to the date these financials statements were issued for disclosure consideration.

The Board of Directors of the Company approved the issuance of 10,000 shares of common stock of the Company for legal services provided at a special meeting held on January 11, 2015. The fair value of the shares was $0.15 each.

Recent accounting pronouncements

The company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any new accounting pronouncements that have been issued that might have a material impact on its financial position.

Note 3. Related Party Transactions

From May 15, 2009 through May 14, 2014, the Company entered into annual contracts with KGP Consulting, LLC for various investor relations and other services. KGP Consulting, LLC is owned by Kerri Parsons, who is also the Vice President of Investor Relations for the Company. On July 10, 2012, the Company issued 68,000 common stock shares to Kerri Parsons and 17,000 common stock shares on September 13, 2013 to Kerri Parsons for work performed by KGP Consulting, LLC from the periods of May 15, 2009 through May 14, 2013.

On May 15, 2009, the Company entered into an agreement with AmeriFinancial, a Houston, Texas based advisory firm, for the purposes of renegotiating the capital structure of the Company, restructuring the outstanding liabilities, liens and judgments against the Company, obtaining initial or additional financing for the Company or obtaining a purchase or sale of the Company’s assets. The Managing Director of AmeriFinancial is Steven Morgan. Mr. Morgan also holds the positions of Chairman and Chief Executive Officer of the Company.

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The contract between AmeriFinancial and the Company called for payment of $150,000 in cash to AmeriFinancial as well as fees of 5% of total savings achieved in the total overall reduction of the liabilities of the Company. In lieu of cash fees, the contract called for AmeriFinancial to be paid in common stock of the Company. The number of shares due AmeriFinancial was calculated by taking the total savings achieved by the Company multiplied by 5% and then using a price of $0.10 per share to determine the number of shares of common stock to be paid.

Based on the above referenced calculation, AmeriFinancial was issued 3,900,000 shares of common stock in May 2013 for work performed for the period March 2009 thru April 2013. Components of the calculation included elimination of predecessor issued preferred stock, elimination of predecessor issued stock options, negotiated settlements regarding liens, law suits, past due payables, loans and professional fees. No cash payments were made by the Company to AmeriFinancial or its’ officers, directors or employees. A summary of these components is as follows:

1.	The return and redemption of all outstanding preferred and common stock issued to 10 shareholders prior to April 30, 2009.

2.	Elimination of 50,000,000 shares of preferred stock and approximately 490,000 shares of common stock.

3.	Elimination of 1,840,000,000 stock options.

4.	Settlement of $6,020,962 in outstanding liens, lawsuits and payables.

5.	Issuance of 60,109,618 shares of stock in lieu of cash as settlements.

6.	SEC Investigation submissions and settlement.

7.	Review and analysis of all bank statements and individual checks for Years 2005-2013.

8.	Preparation of Financial Statements for years 2005-2013.

9.	Various submissions to FINRA regarding name change and stock symbol change.

10.	Preparation and filing of all Federal and State Tax Returns for years 2005-2012.

11.	Submission to State of Nevada regarding Name Change.

12.	Negotiation of cash settlement to stock transfer agent.

13.	Write-off of abandoned equipment, stock investments and web site.

14.	Various submissions of required State of Nevada Forms and Fees for years 2009-2013.

15.	Submission of all State of Texas Franchise Taxes for years 2005-2012.

16.	Design, installation and maintenance of new Company web site beginning in 2009 and certain revisions from 2009-2013.

In 2013, the Company purchased common stock and membership interests in two companies with a combined market value of $457,500 from AmeriFinancial and Kerri Parsons. These companies are Active Faith, Inc. and Thru Pharma, LLC. Steven Morgan and Kerri Parsons hold officer positions in both AmeriFinancial and Champion Investments. The purchase price of the common stock and membership interest was paid in common stock shares of the Company in lieu of cash.

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Related Party Loan Transactions.

During the period May 2009 through December 31, 2012, the Company was funded on a periodic and as needed basis by AmeriFinancial. The total amount of funding by AmeriFinancial to Champion Investments, Inc. through December 31, 2013 was $29,157. This loan had interest payments in 2014 calculated at a 5% interest rate and matured on May 30, 2014, when it was paid in full.

Note 4. Investments

The following fair value hierarchy set for the Company’s assets that are measured at fair value on a recurring basis by level as of December 31, 2014 and 2013.

Year Ended December 31, 2014

	Level 1	Level 2	Level 3	Total

Debt	$0	$0	$8,000	$8,000
Preferred equity	0	0	0	0
Common equity	0	0	321,000	321,000
Structured Products	0	0	0	0
Total	$0	$0	$329,000	$329,000

Year Ended December 31, 2013

	Level 1	Level 2	Level 3	Total

Debt	$0	$0	$0	$0
Preferred equity	0	0	0	0
Common equity	0	457,500	0	457,500
Structured Products	0	0	0	0
Total	$0	$457,500	$0	$457,500

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The following table shows the components of change in the Company’s investments categorized as Level 3 for the year ended December 31, 2014.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) **
	Common/Equity Interests	Other

Beginning Balance December 31, 2013	$457,500	$0

Total Realized Gains (Losses)	0	0
included in Earnings

Total Change in Unrealized Depreciation	(136,500)	0
or Appreciation included in Earnings

Net Amortization on Investments	0	0

Purchases	0	8,000

Sales	0	0

Ending Balance December 31, 2014	$321,000	$8,000

** Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investment by class as shown above.

Note 5. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2014, the Company had no borrowed amounts.

Note 6. Federal Income Tax Matters

For the years ended December 31, 2014 and 2013, the Company had a net loss of $370,986 and $427,886, respectively. As a result, no federal or Texas state franchise taxes were due and payable. Accordingly, no provision for federal income tax was made in the financial statements for years ending 2014 and 2013 respectively.

In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future results of operations and tax planning strategies in making this assessment. Based upon the level of historical tax income, significant book losses during the current and prior periods and projections for future results of operations over the periods in which the deferred tax assets are deductible, among other factors, management concluded that, at this time, that the Company did not meet the “more likely than not” requirement in ASC 740 in order to recognize deferred tax assets and a valuation allowance has been recorded for the full amount of our net deferred tax assets at December 31, 2014 and 2013.

During the periods of 2015 and thereafter, the Company will continue to assess the realizability of our deferred tax assets based on consideration of actual and projected operating results and tax planning strategies. Should actual operations improve, the amount of the deferred tax asset considered more likely than not to be realizable could be increased.

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Income tax expense was different from the amounts computed by applying U.S. Federal income tax of 35% to pretax income as a result of the following:

	Years Ended December 31

	2014	2013

Federal statutory rate	35.0%	35.0%
Less valuation allowance	-35.0%	-35.0%
Effective income tax rate	0%	0%

Deferred tax assets are comprised of the following at December 31, 2014.

	Years Ended December 31

Deferred Tax Assets	2014	2013

Net operating loss carryforwards	$3,161,712	$3,112,192
Less: valuation allowances	(3,161,712)	(3,112,192)
Net deferred tax assets	$0	$0

The Company has net operating loss carryovers as of December 31, 2014 in the amount of $9,033,462 for federal income tax purposes. If not utilized, the tax net operating loss carryforwards will expire during 2025 through 2034.

Due to this tax loss carry forward, the Company has not elected to be treated as a RIC under Subchapter M of the Code regarding its status as a business development company, and as a result will not be obligated to distribute substantially all of its respective net taxable income to its shareholders.

Note 7. Commitments and Contingencies

Commitments

The Company had no outstanding commitments to fund investments as of December 31, 2014 and 2013.

Indemnifications

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk

Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the statements of financial condition.

The Company had no outstanding unrecorded potential liability that may result in a future obligation or loss, as of December 31, 2014 and 2013, respectively.

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Legal proceedings

In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

As of December 31, 2014, the Company was not subject to any legal proceedings or claims.

Note 8. Equity

Common stock

During the year ended December 31, 2014, the Company sold 500,000 shares in a private placement of common stock for cash proceeds totaling $50,000. During the years ended December 31, 2014 and 2013, the Company issued an additional 891,000 and 4,210,600 shares, respectively, for services and settlement of liabilities. During the year ended December 31, 2014 the Company cancelled 175,000 shares of its common stock.

Stock Options

On April 30, 2009, the current management of the Company granted stock options to two individuals for the purchase of 500,000 shares each of the Company’s common stock at the option price of $0.10 per share, which was the current price of the stock at the time of issuance of these options. These options were granted for settlement of an outstanding invoice for consulting fees in the amount of $100,000 from the year 2011. During the year ended December 31, 2013, the options were fully vested. The options expired unexercised on April 30, 2014.

Note 9. Subsequent Events

The Board of Directors of the Company approved the issuance of 10,000 shares of common stock of the Company for legal services provided at a special meeting held on January 11, 2015. The fair value of the shares was $0.15 each.

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PART III

Item 10. Directors, Executive Officers and Corporate Governance

The following is a listing of the Officers and Directors and outside providers for the Company

Executive Name	Age	Position
Steven C. Morgan	66	Chairman, Chief Executive Officer
Desmonde Cowdery	61	Chief Financial Officer, Chief Compliance Officer

Kerri G. Parsons, PhD	51	Vice President, Investor Relations
Marion P. Wright	62	Independent Board Director
Robert F. Hill	66	Independent Board Director

Chairman and Chief Executive Officer, Steven C. Morgan

Mr. Steven C. Morgan has been the Chairman and Chief Executive Officer of the Company since April 2009. Mr. Morgan has occupied these positions upon the installation of new management in 2009. During this period, Mr. Morgan has been directly involved in the total restructuring of the Company to include its current business model, capital structure and financial condition.

During his career, as principal, investor or agent, Mr. Morgan has been responsible for the development, operations or financing of more than 60 different companies in the technology, medical, manufacturing, energy, food, retail, hospitality, construction and real estate industries.

From 1995 to the present, Mr. Morgan has also been the Founder and Managing Director of AmeriFinancial, LLC, an organization that specializes in providing emerging organizations advisory services with regard to business model development, financial modeling, executive recruiting and capital raising efforts. Prior to founding AmeriFinancial, from 1978-1993, Mr. Morgan was the Founder, Chairman and Chief Executive Officer of Hospitality Investments, Inc., an operating hospitality and real estate organization with approximately 350 employees.

Prior to this, Mr. Morgan was selected as the youngest Vice President in the history of Servico, a publicly held entity specializing in acquiring, developing and operating hotels across the United States. In this capacity, Mr. Morgan was responsible for all union and non-union hotel operations in the Northeast section of the United States with locations in New York City, Connecticut and Pennsylvania. He was also held accountable for the direct oversight of the Company’s premiere flagship hotel and brand.

Mr. Morgan received his business degree from Washington University in Saint Louis, Missouri and his MBA degree from the University of Cincinnati.

Chief Financial Officer, Chief Compliance Officer, Desmonde C.A. Cowdery

Mr. Desmonde Cowdery was appointed the Chief Financial Officer and Chief Compliance Officer of the Company in September 2014. He has over 30 years of financial management experience in both public and private companies, including financial management of private equity backed businesses, entrepreneurial and emerging growth companies and international multi-location public companies.

From 2006 to 2012, Mr. Cowdery was the Chief Financial Officer for Wilson-Mohr Inc., a multi-location value-added distributor of industrial control and automation equipment based in Houston, Texas. Under his financial leadership, the firm’s annual sales expanded from $15 million to over $60 million through a combination of five strategic acquisitions and organic growth.

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From 2001 to 2006 and 2012 to 2014, Mr. Cowdery, was Founder and President of DNR Associates, a strategic CFO consultancy that specialized in assisting enterprises in their transitional change periods which included high growth situations, mergers & acquisitions and turnaround situations. During these periods, Mr. Cowdery had several consultancy clients for whom he offered financial planning, accounting and strategic advisory services.

Previous to this, from 1997 to 2001, Mr. Cowdery was the CFO of a regional homebuilder in Houston and an international oilfield drilling services organization with operations in South America. For Royce Homes, he established over $50 million in credit facilities and implemented an innovative off balance sheet model home financing program that released over $1.0 million of cash flow.

Prior to this position, from 1994-1997, Mr. Cowdery was the Chief Financial Officer of Isotag LLC., an early-stage entity that was developing innovative microscopic identification, security and marking products for liquid processing industries. During this period, Mr. Cowdery prepared the strategic business plan and private placement offering memorandum resulting in over $4 million of capital from investors.

From 1988 to 1994, Mr. Cowdery held two positions at Inchcape Testing Services Inc., the US- subsidiary of a London-based FTSE-100 public company, including Regional CFO/Americas, and General Manager of Latin American Operations. As CFO, he was responsible for the accounting, finance, administration and IT functions for more than a dozen companies that covered a geographic region stretching from Argentina to Canada. He was also responsible for the firm’s business development function during an aggressive M&A program, which resulted in a $20 million acquisition.

As GM/Latin America, Mr. Cowdery assumed responsibility for a region that had recently lost over $2,000,000. Within 18 months under his leadership, the region was profitable and exceeded budgets.

From 1978 to 1988, Mr. Cowdery held various posts at Geosource Inc. and its successor company, Moorco International, in the accounting and finance departments. As Treasurer at Moorco, he was part of a management group that executed a $125 million leveraged buy-out of the manufacturing assets from Geosource. In addition, under his tenure, senior debt was reduced by 45%.

Mr. Cowdery holds an MBA in Finance from the University of Houston and is an Associate of the

Institute of Chartered Accounts in England & Wales (ACCA).

Mr. Cowdery reports directly to Steven Morgan, the Chairman and Chief Executive Officer of the Company.

Vice President, Investor Relations, Kerri Parsons, PhD

Dr. Kerri Parsons is the Vice President, Investor Relations of the Company.

Dr. Parsons is a highly accomplished executive with more than a decade of demonstrated senior management experience in diverse sectors including venture capital, consulting, non-profit organizations, gerontology, developmental neuropsychology and academia. With the establishment of Champion Investments, Inc. in 2009, Dr. Parsons has served as an integral part of the Company’s core development, unique business model and investor relations programs

Since 2007, Dr. Parsons has been the Vice President of AmeriFinancial, LLC, a private investment and venture capital advisory firm with offices in Houston and Fort Worth, Texas. Her responsibilities include working with start-up or early-stage entrepreneurs to fully develop and accurately document their plans, business models and operating strategies, as well as their fundraising activities. Dr. Parsons has played a key role in the development and growth of the life sciences division of the Company. As a Company executive team member, Dr. Parsons is responsible for the creation, implementation and management for all of the Company's investor relations, including communications media, advertising, internal publications and public relation functions. She will also be held accountable for information given to the financial community.

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Non-Executive Officer Management

Independent Board Director, Marion Wright

Mr. Wright brings over 40 years of experience with both major and independent oil companies in a career that covered much of the world including onshore and offshore assignments on six continents.

Mr. Wright began his career with Shell Oil Company where he advanced through various domestic and international technical and management assignments with increasing responsibility. He later worked for Pennzoil where he was Director of International Engineering & Operations followed by Devon Energy, ExxonMobil CIS and Chevron North America.

Currently, Mr. Wright serves as a Senior Executive for Texas Petroleum Investment Company based in Houston, Texas. He manages Eastern Division development and exploration, all corporate reserve reporting, business analysis and budgeting and advises on acquisitions and divestitures for the firm

Mr. Wright sits as an Independent Director on the Company’s Board of Directors and contributes to the Compensation and Investment Committees of the Company.

Independent Board Director, Robert F. Hill

Mr. Hill has over 30 years of financial and operational experience in the construction, agricultural and food related industries.

In 1998, Mr. Hill founded Integrated Solutions, a business consultancy that specializes in financial management, tactical planning and core growth strategies for numerous clients in the construction, agriculture, food processing and financial service industries. Since its inception, Mr. Hill has been directly involved in providing financial assistance to over 20 early stage, emerging or small business enterprises.

Prior to the establishment of his consultancy business, Mr. Hill was a senior accountant for Ernst & Young, where he was responsible for the management of the accounting in the agricultural industry.

Other Matters

Outside providers

The following is a list of the outside providers for the Company as of December 31, 2014.

General Counsel

Jerry Walker, Jr., 5850 San Felipe, Houston, TX 77057

Telephone: 713.706.6101, email address: jvwalkerjr@gmail.com

SEC Counsel

Daniel R. Kirshbaum, 4900 Woodway Dr., Suite 600, Houston, Texas 77056

Telephone: 832.617.5683; e-mail address drkirshbaum@aol.com

Stock Transfer Agent

Salli Marinov, First American Stock Transfer, Inc., 4747 North 7th Street, Phoenix, Arizona 85014

Telephone: 713.622.2310 email: smarinov@fast.com

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Item 11. Executive Compensation

Employment Agreements and Letters of Intent

As of December 31, 2014, the Company had certain compensation agreements with each Corporate Officer and the Company’s Director of Finance. These agreements include shares of common stock that may be issued in addition to salaries as incentives to the Officers of the Company. These common stock shares are granted in connection with certain officers’ initial engagement agreements, which could result in up to 4,225,000 shares of common stock being granted in the future among these individuals if certain milestones are met and achieved by the Company.

During the year ended December 31, 2014, there were no salaries or wages paid to any officer of the Company.

During the year ended December 31, 2013, there were no salaries or wages paid to any officer of the Company.

Board of Director Compensation

Since his election in April, 2009 and through December 31, 2013, Mr. Morgan has not received any compensation for serving as the Chairman of the Board or Chief Executive Officer of the Company.

Since his election on December 30, 2013, Mr. Wright has not received any compensation for serving as an Independent Board Director.

Item 12. Security Ownership of Beneficial Owners and Management and Related Stockholder Matters

There were 75,297,167 shares issued and outstanding with current shareholders listed below as of December 31, 2014.

	Relationship to Company	Shares Owned	% Owned
AmeriFinancial	(1)	42,225,000	56.10%
Ronald Parsons	None	10,000,000	13.30%
AG IRG Garland Holdings L.P.	None	3,474,618	4.60%
Joseph & Judith Simpson	None	3,146,000	4.20%
Marion Wright	(4)	2,590,000	3.40%
Kathleen Cullen	None	1,524,000	2.00%
Jerry Walker (2)	(2)	1,512,500	2.00%
Cynthia Walker (3)	(3)	1,512,500	2.00%
Jerre Maxwell	None	1,250,000	1.70%
Bridget Heinrich	None	1,240,000	1.60%
Timothy Karney	None	1,199,000	1.60%
All Others	None	5,623,549	7.50%
	Total	75,297,167	100.00%

(1)	AmeriFinancial, LLC is owned by family shareholders of Steven C. Morgan, the Chairman and Chief Executive Officer of the Company.

(2)	Jerry Walker, Jr. is a legal Advisor for the Company.

(3)	Cynthia Walker is a family shareholder of Jerry Walker, Jr.

(4)	Marion Wright is an Independent Director on the Champion Investments Board of Directors.

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Part IV.

Item 13. Certain Relationships and Related Transactions, and Director Independence

Steven Morgan is the Chairman and Chief Executive Officer of Champion Investments, Inc. Mr. Morgan is also the Managing Director of AmeriFinancial, which holds 42.2 million common stock shares of Champion Investments, Inc.

Dr. Kerri Parson is Vice President, Investor Relations of Champion Investments, Inc. Dr. Parsons is also the Vice President, Senior Associate of AmeriFinancial, which holds 42.2 million common stock shares of Champion Investments, Inc. Kerri Parsons holds 431,000 shares of common stock in Champion Investments, Inc., which is less than 1% of the shares outstanding.

On December 30, 2013 Marion P. Wright was added as an Independent Director on the Board of Directors of Champion Investments, Inc. Mr. Wright holds 2.59 million shares of common stock in Champion Investments, Inc., which represents less than 4% of the shares outstanding.

Item 14. Principal Accountant Fees and Services

Audit Fees

Our audit fees were $10,000 and $10,000 for the years ended December 31, 2014 and 2013, respectively.

Signature

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Champion Investments, Inc.
A Nevada Corporation
Registrant

By: Name: Steven C. Morgan
Title: Chairman, Chief Executive Officer

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INDEX TO FINANCIAL STATEMENTS

FIRST QUARTER Ended MARCH 31, 2015 and 2014 (UNAudited)

104

Champion Investments, Inc.

Statements of Assets and Liabilities

	Period Ended March 31
	2015	2014

ASSETS

Cash and cash equivalents	$56,544	$236,335
Interest receivable	400	—
Investments, at fair value
Non-controlled/non-affiliate company investments	329,000	457,500
Total investments, at fair value	329,000	457,500
TOTAL ASSETS	385,944	693,836

LIABILITIES
Debt	0	29,157
Accounts payable and accrued expenses	2,000	0
TOTAL LIABILITIES	$2,000	$29,157

NET ASSETS

Preferred stock, par value $0.001 per share, 80,000,000 shares authorized, zero shares issued and outstanding as of
September 30, 2014 and September 30, 2013	$0	$0

Common stock, par value $0.001 per share, 700 million shares authorized, 75,307,167 and 75,181,167 shares issued and
outstanding as of March 31, 2015 and
March 31, 2014, respectively	75,307	75,181
Additional Paid-in-Capital	9,751,521	9,575,147
Unexercised Options	—	100,000
Retained Deficit	(9,442,884)	(9,085,649)

TOTAL NET ASSETS	$383,944	$664,679

Number of common shares outstanding	75,307,167	75,181,167
Net asset value per common share	$0.01	$0.01

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See Notes to Financial Statements.

Champion Investments, Inc.

Statements of Operations

	Quarter Ended March 31

	2015	2014

INVESTMENT INCOME

From non-controlled non-affiliated investments
Interest	$400	$0
Other Income	0	0

Total Income	400	0

EXPENSES

Consulting Fees	0	2,600
Legal Services	2,700	3,500
Professional Fees	11,500	22,500
Administrative Services Expense	3,300	2,450
Other General and Administrative Expenses	960	761
Total Expenses	18,460	31,811

NET LOSS	$(18,060)	$(31,811)

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND CASH EQUIVALENTS

Net realized gain/(loss)
Net realized gain/ (loss)	0	0

Net change in unrealized depreciation/appreciation
Net change in unrealized depreciation/appreciation	0	0

Net realized gain/ (loss) from investments & cash equivalents	0	0

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(18,060)	$(31,811)

LOSS PER SHARE- BASIC & DILUTED	$(0.00)	$(0.00)

See Notes to Financial Statements.

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Champion Investments, Inc.

Statements of Changes in Net Assets

	Quarter ended March 31

	2015	2014

Increase (decrease) in net assets from operations:
Net Loss	$(18,060)	$(31,811)
Interest receivable	(400)	—
Accounts payable	(153)	—
Net Change in Unrealized Depreciation/Appreciation	0	0
Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,613)	$(31,811)

Dividends and Distributions to Stockholders	0	0

Capital Share Transactions:
Net Proceeds from Shares Sold	$0	$50,000
Shares Issued for Investments	0	0
Shares Issued for Services and Settlement of Liabilities	1,500	0
Net Increase in Net Assets from Capital Share Transactions	$1,500	$50,000

Total Decrease (Increase) in Net Assets	$(16,560)	$36,188
Net Assets at Beginning of Period	402,504	657,647
Net Assets at End of Period	$385,944	$693,835

Capital Share Activity
Shares Sold	0	500,000
Shares cancelled, issued incorrectly	0	0
Shares Issued for Investments	0	0
Shares Issued for Services and Settlement of Liabilities	10,000	0
Net Increase from Capital Share Activity	10,000	500,000

See Notes to Financial Statements.

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Champion Investments, Inc.

Statements of Cash Flows

	Quarter ended March 31

	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(18,060)	$(31,812)

Interest receivable	(400)	—
Accounts payable	(153)	—

Shares issued for services and settlement of liabilities	1,500	—

Net cash used in operating activities	(16,560)	(31,812)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from debt	0	0
Net proceeds from issuance of common stock	0	50,000
Net cash provided by financing activities	0	50,000
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(16,560)	36,188
CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	73,657	200,147

CASH & CASH EQUIVALENTS, END OF PERIOD	$56,544	$236,335

See Notes to Financial Statements.

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Champion Investments, Inc.

Schedule of Investments

INVESTMENTS IN NON-CONTROLLED,	INDUSTRY	COST	FAIR
NON-AFFILIATED INVESTMENTS			VALUE

COMMON EQUITY/INTERESTS

Active Faith, Inc.*	Retail	$307,500	$246,000
61,500 common stock shares @ $5.00 per share

Thru Pharma LLC, Member Units**	Pharma	150,000	75,000
3 member units @ $50,000 per unit

TOTAL COMMON EQUITY/INTERESTS		$457,500	$321,000

* Purchased through issuance of Company stock in the amount of 3,075,000 shares
* * Purchased through issuance of Company stock in the amount of 1,500,000 shares

CONVERTIBLE DEBT INVESTMENT	COST	FAIR
		VALUE

Convertible Promissory Note with interest @10% p.a.
Signed by Bill Madson. Matures September 12, 2015.
Secured by Membership Unit Certificate # 11-152 for
1 (one) unit of Thru Pharma LLC in name of Bill Madson.	$8,000	$8,000

TOTAL CONVERTIBLE DEBT INTERESTS	$8,000	$8,000

See Notes to Financial Statements.

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Champion Investments, Inc.

Notes to Financial Statements

Note 1. Organization

Champion Investments, Inc. is an internally managed management investment company that has applied to the SEC to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

The Company intends to make investments in US-based early stage, emerging and small to middle-market enterprises in the technology, medical, life sciences and consumer sectors with revenues or valuations of less than $25 million.

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in talented and proven entrepreneurial managers and firms who are in need of additional financial resources, minority-ownership capital or management expertise to assist them in the continued expansion and successful growth of their businesses.

The investment strategies of Champion Investments, Inc. will focus on the best opportunities for its shareholders in four investment core categories: Micro-Investments, Recapitalizations, Special Growth and Acquisitions. By employing these multiple investment strategies, the Company’s model is intended to increase its flexibility to capitalize on opportunistic investments and exits, while mitigating relative risk. The management team of the Company believes these high-impact, relatively lower investment categories are currently underserved by traditional sources of individual and institutional investors.

The Company seeks to create a diverse portfolio that includes secured convertible loans, options, warrants or minority equity securities by primarily investing approximately $100,000 to $500,000 of capital, on average, and Company stock in the securities of early stage and emerging companies. The Company may also selectively invest more than these amounts in some of the Company’s future portfolio companies and generally expect that the size of the Company’s individual investments will vary proportionately with the size of the Company’s capital base.

To execute these diversified strategies, the Company has assembled a management team comprised of expertise in early-stage investment funding in medical, technology and retail product organizations and emerging small business marketing and management organizations.

As of March 31, 2015, the Company’s portfolio at fair value was comprised of equity investments purchased with common stock of the Company valued at $.10 per share. Investments were made in a medical products firm, Thru Pharma, LLC. dba pharmaCline, a life science company specializing in pathogen genomics, bioinformatics and therapeutics, and Active Faith, Inc., a consumer sports apparel firm.

As of March 31, 2015, the Company had equity investments in these two portfolio enterprises, respectively with an estimated fair market value of $321,000 and a Convertible Debt investment in a Promissory Note with a principal amount of $8,000 that matures September 12, 2015, secured by 1 (one) unit of Thru Pharma LLC membership interest. This investment has an estimated market value of $8,000.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation

The accompanying financial statements of the Company and related financial information have been prepared in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’) and pursuant to the requirements for reporting on Form 10-Q. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented.

110

Fair value of financial instruments

The Company applies fair value to all of its financial instruments. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date. The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. The Company uses judgment and considers factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets.

Level 2: Level 2 inputs are inputs, other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly.

Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data.

The Company values its current investments in non-publically traded companies based on its knowledge of recent sales in private placement transactions adjusted for factors management feels is appropriate.

Any changes to the valuation methodology are reviewed by management and the Company’s Board of

Directors (the ‘‘Board’’) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies.

Use of estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation

The Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

Cash and cash equivalents

Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances could be in excess of the Federal Deposit Insurance Corporation insurance limits.

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Revenue recognition

Investments and related investment income

Interest income is accrued by the Company based upon the outstanding principal amount and contractual interest terms of its investments. In addition, the Company may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Original issue discounts and market discounts or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. All other income is recorded into income when earned.

For the quarter ended March 31, 2015 the Company had interest income of $400, compared to $0 in the quarter ended March 31, 2014.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the statements of operations.

Dividends and distributions

Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend or distribution is determined by the Board of Directors and is based upon the earnings estimated by management.

For the quarter ended March 31, 2015 and 2014, the Company did not pay any dividends or distributions to the common stockholders.

Deferred financing costs

Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated average life of the borrowings.

As of March 31, 2015 and 2014, the Company had no deferred financing costs, respectively.

Amortization expense

For the quarter ended March 31, 2015 and 2014 the Company had no amortization costs, respectively.

Deferred offering costs

Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. As of March 31, 2015 and 2014, the Company had no deferred offering costs, respectively.

Stock-based compensation

The Company accounts for stock-based awards to employees using the fair value based method to determine compensation for all arrangements where shares of stock or equity instruments are issued for compensation.

In addition, the Company accounts for stock-based compensation to nonemployees in accordance with the accounting guidance for equity instruments that are issued to others than employees.

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For the quarter ended March 31, 2015 and 2014, the Company did not issue any stock options in lieu of cash as employee compensation.

For the quarter ended March 31, 2015, the Company issued stock in lieu of cash for legal services provided to the Company’s SEC counsel at the price of $.15 per share, which was the prevailing price of the stock listed on the OTC Pink Market exchange at the time that the shares were issued.

In the future, the Company intends to use a similar option pricing model to the Black-Scholes option-pricing model to determine the fair value of each option grant as of the date of grant for expense incurred. The Black-Scholes model requires inputs for risk-free interest rate, dividend yield, expected stock price volatility and expected life of the options.  Expected stock price volatility is based on historical volatility of the Company’s stock and the stock of the Company’s peer companies.  The risk-free interest rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.  The expected life for options granted represents the period of time that options granted are expected to be outstanding and is derived from the contractual terms of the options granted.

Income taxes

Income taxes are accounted for using the asset and liability approach in accordance with FASB Topic 740, Income Taxes (“ASC 740”). Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized. All available evidence, both positive and negative, is considered to determine whether a valuation allowance for deferred tax assets is needed. Items considered in determining our valuation allowance include expectations of future earnings of the appropriate tax character, recent historical financial results, tax planning strategies, the length of statutory carryforward periods and the expected timing of the reversal of temporary differences. Under ASC 740, forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence, such as cumulative losses in recent years.

The Company recognizes tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We record income tax related interest and penalties, if applicable, within current income tax expense.

Recent accounting pronouncements

In June 2013, the Financial Accounting Standards Board (‘‘FASB’’) issued Accounting Standards Update (‘‘ASU’’) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (‘‘ASU 2013-08’’), containing new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance is effective for annual and interim periods beginning on or after December 15, 2013. The Company does not expect ASU 2013-08 to have a material impact on the Company’s consolidated financial position or disclosures.

Note 3. Related Party Transactions

In 2013, the Company purchased common stock and membership interests in two corporations with a combined market value of $457,500 from AmeriFinancial and Kerri Parsons. These corporations are Active Faith, Inc. and Thru Pharma, LLC. Steven Morgan and Kerri Parsons hold officer positions in both AmeriFinancial and Champion Investments. The purchase price of the common stock and membership interest was paid in common stock shares of the Company in lieu of cash.

During the quarter ended March 31, 2015 no salaries, wages, shares of stock or fees were paid by the Company to Steven C. Morgan, as Managing Director of AmeriFinancial or as Chairman and Chief Executive Officer of Champion Investments Inc. Mr. Morgan did receive compensation of $60,000 in June 2014 as payment for serving as Chairman and CEO of the Company since his election in April 2009 through December 2012.

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Related Party Loan Transactions.

During the period May 2009 through December 31, 2012, the Company was funded on a periodic and as needed basis by AmeriFinancial. The total amount of funding by AmeriFinancial to Champion Investments, Inc., through March 31, 2014 had been $29,157. This loan had interest payments in 2014 calculated at a 5% interest rate and was paid in full on its maturity date of May 30, 2014.

Note 4. Earnings (Loss) Per Share

	Quarter Ended March 31

	2015	2014

Loss Per Share Basic and Diluted	$(18,060)	$(31,812)

Denominator for basic and diluted weighted average shares:	75,307,167	75,181,167
Basic and diluted earnings (loss) per share	$(0.00)	$(0.00)

In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share (“EPS”) is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis. In computing diluted EPS, only potential common shares that are dilutive, those that reduce earnings per share or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive.

Note 5. Investments

The following fair value hierarchy set for the Company’s assets that are measured at fair value on a recurring basis by level as of March 31, 2015 and 2014.

Period Ended March 31, 2015

	Level 1	Level 2	Level 3	Total

Convertible Debt	$0	$0	$8,000	$8,000
Preferred Equity	0	0	0	0
Common Equity	0	0	321,000	321,000
Structured Products	0	0	0	0
Total	$0	$0	$329,000	$329,000

Period Ended March 31, 2014

	Level 1	Level 2	Level 3	Total

Convertible Debt	$0	$0	$0	$0
Preferred Equity	0	0	0	0
Common Equity	0	0	457,500	457,500
Structured Products	0	0	0	0
Total	$0	$0	$457,500	$457,500

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The following table shows the components of change in the Company’s investments categorized as Level 3, for the period ended March 31, 2015.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) **
	Common/Equity Interests	Other

Beginning Balance December 31, 2014	$457,500	$8,000

Total Realized Gains (Losses)	0	0
included in Earnings

Total Change in Unrealized Depreciation	136,500	0
or Appreciation included in Earnings

Net Amortization on Investments	0	0

Purchases	0	0

Sales	0	0

Ending Balance December 31, 2015	$321,000	$8,000

** Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investment by class as shown above.

Note 6. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of March 31, 2015, the Company’s asset coverage for borrowed amounts far exceeded the 200% threshold.

Note 7. Federal Income Tax Matters

For the quarters ended March 31, 2015 and 2014, respectively, the Company had a net loss of $18,060 and $31,812, respectively. As a result, no Federal or Texas State Franchise taxes were due and payable. Accordingly, no provision for federal income tax was made in the financial statements for periods ending March 31, 2015 and 2014, respectively.

In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future results of operations and tax planning strategies in making this assessment. Based upon the level of historical tax income, significant book losses during the current and prior periods and projections for future results of operations over the periods in which the deferred tax assets are deductible, among other factors, management concluded that, at this time, that the Company did not meet the “more likely than not” requirement in ASC 740 in order to recognize deferred tax assets and a valuation allowance has been recorded for the full amount of our net deferred tax assets at March 31, 2015 and 2014.

During the period from March 31, 2015 and thereafter, the Company will continue to assess the realizability of our deferred tax assets based on consideration of actual and projected operating results and tax planning strategies. Should actual operations improve, the amount of the deferred tax asset considered more likely than not to be realizable could be increased.

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Income tax expense was different from the amounts computed by applying U.S. Federal income tax of 35% to pretax income as a result of the following:

	Quarter Ended March 31

	2015	2014

Federal statutory rate	35.0%	35.0%
Less valuation allowance	-35.0%	-35.0%
Effective income tax rate	0%	0%

Deferred tax assets are comprised of the following at March 31, 2015:

	Quarter Ended March 31

Deferred Tax Assets	2015	2014

Net operating loss carryforwards	$3,179,772	$3,080,380
Less: valuation allowances	(3,179,772)	(3,080,380)
Net deferred tax assets	$0	$0

The Company has net operating loss carryovers as of December 31, 2014 in the amount of $9,033,462 for Federal income tax purposes. If not utilized, the tax net operating loss carryforwards will expire during 2025 through 2034.

Due to this tax loss carry forward, the Company has not elected to be treated as a RIC under Subchapter M of the Code regarding its status as a business development company, and as a result will not be obligated to distribute substantially all of its respective net taxable income to its shareholders.

Note 8. Commitments and Contingencies

Commitments

The Company had no outstanding commitments to fund investments as of March 31, 2015 or 2014, respectively.

Indemnifications

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk

Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the statements of financial condition.

The Company had no outstanding unrecorded potential liability that may result in a future obligation or loss, as of March 31, 2015 and 2014, respectively.

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Legal proceedings

In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

As of March 31, 2015 the Company was not subject to any legal proceedings or claims.

Note 9. Equity

Common stock

During the quarter ended March 31, 2014, the Company sold in a private placement 500,000 shares for cash proceeds totaling $50,000. During the quarter ended March 31, 2015, the Company issued an additional 10,000 shares of common stock for legal services provided by the Company’s SEC counsel.

The fair value of these shares was $0.15 each at the time that they were approved for issue.

Stock Options

On April 30, 2009, the current management of the Company granted stock options to two individuals for the purchase of 500,000 shares each of the Company’s common stock at the option price of $.10 per share, which was the current price of the stock at the time of issuance of these options. These options were granted for settlement of an outstanding invoice for consulting fees in the amount of $100,000 from the year 2011. As of January 1, 2014, these options were fully vested and expired as they had not been exercised by their expiration date on April 30th, 2014.

Note 10. Subsequent Events

There are no subsequent events to report after quarter end to the date of filing this report.

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PART III

Item 10. Directors, Executive Officers and Corporate Governance

The following is a listing of the Officers and Directors and outside providers for the Company

Executive Name	Age	Position
Steven C. Morgan	67	Chairman, Chief Executive Officer
Desmonde C.A. Cowdery	61	Chief Financial Officer & Chief Compliance Officer
Kerri G. Parsons, PhD	54	Vice President, Investor Relations
Robert F. Hill	67	Independent Board Director
Marion P. Wright	63	Independent Board Director

Chairman and Chief Executive Officer, Steven C. Morgan

Mr. Steven C. Morgan has been the Chairman and Chief Executive Officer of the Company since April 2009. Mr. Morgan has occupied these positions upon the installation of new management in 2009. During this period, Mr. Morgan has been directly involved in the total restructuring of the Company to include its current business model, capital structure and financial condition.

During his career, as principal, investor or agent, Mr. Morgan has been responsible for the development, operations or financing of more than 60 different companies in the technology, medical, manufacturing, energy, food, retail, hospitality, construction and real estate industries.

From 1995 to the present, Mr. Morgan has also been the Founder and Managing Director of AmeriFinancial, LLC, an organization that specializes in providing emerging organizations advisory services with regard to business model development, financial modeling, executive recruiting and capital raising efforts. Prior to founding AmeriFinancial, from 1978-1993, Mr. Morgan was the Founder, Chairman and Chief Executive Officer of Hospitality Investments, Inc., an operating hospitality and real estate organization with approximately 350 employees.

Prior to this, Mr. Morgan was selected as the youngest Vice President in the history of Servico, a publicly held entity specializing in acquiring, developing and operating hotels across the United States. In this capacity, Mr. Morgan was responsible for all union and non-union hotel operations in the Northeast section of the United States with locations in New York City, Connecticut and Pennsylvania. He was also held accountable for the direct oversight of the Company’s premiere flagship hotel and brand.

Mr. Morgan received his business degree from Washington University in Saint Louis, Missouri and his MBA degree from the University of Cincinnati.

Chief Financial Officer/Chief Compliance Officer, Desmonde Cowdery

Mr. Cowdery has over 30 years of financial management experience in both public and private companies including financial management of private equity backed businesses, entrepreneurial and emerging growth companies and international multi-location public companies.

From 2006 to 2012, Mr. Cowdery was the Chief Financial Officer for Wilson-Mohr Inc., a multi-location value-added distributor of industrial control and automation equipment. Under his financial leadership, the firm’s annual sales expanded from $15 million to over $60 million.

From 2001 to 2006 and 2012 to 2014, Mr. Cowdery, was Founder and President of DNR Associates, a strategic CFO consultancy that specialized in assisting enterprises in their transitional change periods, which included high growth situations, mergers, acquisitions and turnaround situations.

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Previous to this, from 1988 to 2001, Mr. Cowdery held CFO positions for a regional homebuilder, international oilfield drilling services organization an early-stage entity that was developing innovative microscopic identification, security and marking products for liquid processing industries and a subsidiary of a London-based FTSE-100 public corporation.

Mr. Cowdery is a member of the Institute of Chartered Accountants in England & Wales (ACA) and received his MBA degree from the University of Houston,

Vice President, Investor Relations, Kerri Parsons, PhD

Dr. Kerri Parsons is the Vice President, Investor Relations of the Company.

Dr. Parsons is a highly accomplished executive with more than a decade of demonstrated senior management experience in diverse sectors including venture capital, consulting, non-profit organizations, gerontology, developmental neuropsychology and academia. With the establishment of Champion Investments, Inc. in 2009, Dr. Parsons has served as an integral part of the Company’s core development, unique business model and investor relations programs

Since 2007, Dr. Parsons has been the Vice President of AmeriFinancial, LLC, a private investment and venture capital advisory firm with offices in Houston and Fort Worth, Texas. Her responsibilities include working with start-up or early-stage entrepreneurs to fully develop and accurately document their plans, business models and operating strategies, as well as their fundraising activities. Dr. Parsons has played a key role in the development and growth of the life sciences division of the Company.

As a Company executive team member, Dr. Parsons is responsible for the creation, implementation and management for all of the Company's investor relations, including communications media, advertising, internal publications and public relation functions. She will also be held accountable for information given to the financial community.

Non-Executive Officer Management

Independent Board Director, Marion Wright

Mr. Wright brings over 40 years of experience with both major and independent oil companies in a career that covered much of the world including onshore and offshore assignments on six continents.

Mr. Wright began his career with Shell Oil Company where he advanced through various domestic and international technical and management assignments with increasing responsibility. He later worked for Pennzoil where he was Director of International Engineering & Operations followed by Devon Energy, ExxonMobil CIS and Chevron North America.

Currently, Mr. Wright serves as a Senior Executive for Texas Petroleum Investment Company based in Houston, Texas. He manages Eastern Division development and exploration, all corporate reserve reporting, business analysis and budgeting and advises on acquisitions and divestitures for the firm

Mr. Wright sits as an Independent Director on the Company’s Board of Directors and contributes to the Compensation and Investment Committees of the Company.

Non-Executive Key Management

Independent Board Director, Robert F. Hill

Mr. Hill has over 30 years of financial and operational experience in the construction, agricultural and food related industries. Mr. Hill oversees all accounting and administration for Champion.

In 1998, Mr. Hill founded Integrated Solutions, a business consultancy that specializes in financial management, tactical planning and core growth strategies for numerous clients in the construction, agriculture, food processing and financial service industries. Since its inception, Mr. Hill has been directly involved in providing financial assistance to over 20 early stage, emerging or small business enterprises.

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Prior to the establishment of his consultancy business, Mr. Hill was a senior accountant for Ernst & Young, where he was responsible for the management of the accounting in the agricultural industry.

Other Matters

Outside providers

The following is a list of the outside providers for the Company as of September 30, 2014.

General Counsel

Jerry Walker, Jr., 5850 San Felipe, Houston, TX 77057

Telephone: 713.706.6101, email address: jvwalkerjr@gmail.com Tel: (832)617-5683

SEC Counsel

Daniel Kirshbaum

4900 Woodway, Suite 600, Houston, Texas 77056

Telephone: 832.617.5683, email address: drkirshbaum@aol.com

Auditors

GBH CPAs P.C., David A. Grossman, CPA, 6002 Rogerdale, Suite 500 Houston, Texas 77072 Telephone: 713.482.0000, e-mail address: dgrossman@gbhcpas.com

Stock Transfer Agent

Salli Marinov, First American Stock Transfer, Inc., 4747 North 7th Street, Phoenix, Arizona 85014

Telephone: 713.622.2310, email address: smarinov@fast.com

Item 11. Executive Compensation

Employment agreements and letters of intent

As of March 31, 2015, the Company had certain compensation agreements with each Corporate Officer. These agreements include shares of common stock that may be issued in addition to salaries as incentives to the Officers of the Company. These common stock shares are granted in connection with certain officers’ initial engagement agreements, which could result in up to 4,225,000 shares of common stock being granted in the future among these individuals, if certain milestones are met and achieved by the Company.

During the quarter ending March 31, 2015, there were no salaries or wages paid to any officer of the Company.

Board of Director Compensation

During the quarter ended March 31, 2015 and 2014, Mr. Morgan did not receive any compensation for serving as the Chairman of the Board and Chief Executive Officer of the Company.

During the quarter ended March 31, 2015 and 2014, Mr. Wright did not receive any compensation for serving as an Independent Board Director.

During the quarter ended March 31, 2015 and 2014, Mr. Hill did not receive any compensation for serving as an Independent Board Director.

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Item 12. Security Ownership of Beneficial Owners and Management and Related Stockholder Matters

There were 75,307,167 shares issued and outstanding with current shareholders listed below as of March 31, 2015.

	Relationship to Company	Shares Owned	% Owned
AmeriFinancial	1	40,365,000	53.6
Ronald Parsons	None	10,000,000	13.3
AG IR Garland Holdings LP.	None	3,474,618	4.6
Joseph & Judith Simpson	None	3,146,000	4.2
Marion Wright	4	4,450,000	5.9
Kathleen Cullen	None	1,524,000	2.0
Jerry Walker	2	1,512,500	2.0
Cynthia Walker	3	1,512,500	2.0
Jerre Maxwell	None	1,250,000	1.7
Bridget Heinrich	None	1,240,000	1.6
Timothy Karney	None	1,199,000	1.6
All others	None	5,633,549	7.5

TOTAL		75,307,167	100%
(5)	AmeriFinancial, LLC is owned by family shareholders of Steven C. Morgan, the Chairman and Chief Executive Officer of the Company.

(6)	Jerry Walker, Jr. is a legal Advisor for the Company.

(7)	Cynthia Walker is a family shareholder of Jerry Walker, Jr.

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(8)	Marion Wright is an Independent Director on the Champion Investments Board of Directors.

Part IV.

Item 13. Certain Relationships and Related Transactions, and Director Independence

Steven Morgan is the Chairman and Chief Executive Officer of Champion Investments, Inc. Mr. Morgan is also the Managing Director of AmeriFinancial, which holds 40.365 million common stock shares of Champion Investments, Inc.

Dr. Kerri Parson is Vice President, Investor Relations of Champion Investments, Inc. Dr. Parsons is also the Vice President, Senior Associate of AmeriFinancial, which holds 40.365 million common stock shares of Champion Investments, Inc. Kerri Parsons holds 335,000 shares of common stock in Champion Investments, Inc., which is less than 1% of the shares outstanding.

Marion P. Wright has been an Independent Director on the Board of Directors of Champion Investments, Inc. since December 2013. Mr. Wright holds 4.45 million shares of common stock in Champion Investments, Inc., which represents 5.9% of the shares outstanding.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Annual Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Champion Investments, Inc.
A Nevada Corporation
Registrant

By:

Name: Steven C. Morgan
Title: Chairman, Chief Executive Officer
April 5, 2015

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